                 AMENDED AND RESTATED INDUSTRIAL LEASE AGREEMENT

                                     BETWEEN

             INDUSTRIAL DEVELOPMENTS INTERNATIONAL (TENNESSEE), L.P.

                                   AS LANDLORD

                                       AND

                             BARNESANDNOBLE.COM LLC

                                    AS TENANT

                           LEASE INDEX
                           -----------

               Section                    Subject
               -------                    -------

                1                         Basic Lease Provisions

                2                         Demised Premises

                3                         Term

                4                         Base Rent

                5                         Security Deposit

                6                         Operating Expenses and Additional Rent

                7                         Use of Demised Premises

                8                         Insurance

                9                         Utilities

               10                         Maintenance and Repairs

               11                         Tenant's Personal Property; Indemnity

               12                         Tenant's Fixtures

               13                         Signs

               14                         Landlord's Lien

               15                         Governmental Regulations

               16                         Environmental Matters

               17                         Construction of Demised Premises

               18                         Tenant Alterations and Additions

               19                         Services by Landlord

               20                         Fire and Other Casualty

               21                         Condemnation

               22                         Tenant's Default

               23                         Landlord's Right of Entry

               24                         Lender's Rights

               25                         Estoppel Certificate

               26                         Landlord's Liability

               27                         Notices

               28                         Brokers

               29                         Assignment and Subleasing

               30                         Termination or Expiration

               31                          Intentionally Omitted

               32                          Late Payments

               33                          Rules and Regulations

               34                          Quiet Enjoyment

               35                          Miscellaneous

               36                          Special Stipulations

               37                          Intentionally omitted

               38                          Authority

               39                          No Offer Until Executed

            Exhibit "A"     Demised Premises
            Exhibit "B"     Preliminary Plans
            Exhibit "C"     Special Stipulations
            Exhibit "D"     Rules and Regulations
            Exhibit "E-1"  Tenant's Certificate of Authority
            Exhibit "E-2"  Landlord's Certificate of Authority

            Exhibit "F"     Sign Criteria
            Exhibit "G"     Form SNDA

                 AMENDED AND RESTATED INDUSTRIAL LEASE AGREEMENT
                 -----------------------------------------------

        THIS AMENDED AND RESTATED INDUSTRIAL LEASE AGREEMENT (the "Lease") is made to be effective as of the 27th day of July, 1999 (the "Lease Date") by and between Industrial Developments International (Tennessee), L.P., a Georgia limited partnership ("Landlord"), and BARNESANDNOBLE.COM LLC, a Delaware limited liability company ("Tenant") (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).

                              W I T N E S S E T H:


        1. Basic Lease Provisions. The following constitute the basic provisions of this Lease:

                (a)      Demised Premises Address:         6000 Freeport Avenue, Suite 101
                                                           Memphis, Tennessee  38141

                (b)      Demised Premises Square Footage: approximately 380,000 sq. ft.

                (c)      Building Square Footage: approximately 540,000 sq. ft.

                (d)      Annual Base Rent (based on $2.89/sq. foot, and subject to adjustment as provided in
                         Special Stipulation 9 on Exhibit C hereto):

                                  Lease Year 1     $915,170.00

                                  Lease Year 2     $1,098,204.00

                                  Lease Year 3     $1,098,204.00

                                  Lease Year 4     $1,098,204.00

                                  Lease Year 5     $1,098,204.00

                                  Lease Year 6     $183,034.00
                                  (2 months)

                (e)      Monthly Base Rent  Installments  (based on $2.89/sq.  foot,  and subject to  adjustment as provided in Special Stipulation 9 on Exhibit C hereto):

                                  Lease Year 1
                                     (Months 1-2)  $0.00
                                     (Months 3-12) $91,517.00

                                  Lease Year 2     $91,517.00

                                  Lease Year 3     $91,517.00

                                  Lease Year 4     $91,517.00

                                  Lease Year 5     $91,517.00

                                  Lease Year 6     $91,517.00
                                  (2 months)

                (f)      Lease Commencement Date: The later to occur of (i) "substantial completion" of the
                         Improvements, or (ii) November 15, 1999

                (g)      Base Rent Commencement Date: Sixty (60) days after the Lease Commencement Date, but in no event earlier than January 15, 2000

                (h)      Expiration  Date: The day immediately preceding the fifth (5th) anniversary of the Base
                         Rent Commencement Date.

                (i)      Primary Term: 62 months

                (j)      Tenant's Operating Expense Percentage: 70.37%, subject to adjustment as provided in
                         Special Stipulation 9 on Exhibit C hereto.

                (k)      Security Deposit: See Section 5 hereof


                (l)      Permitted Use: Distribution and warehousing of books (including books on tape, disks and
                         CD-ROM), magazines, periodicals, computer software, compact discs and other forms of recorded music and video tapes, together with consumer products reasonably related to any of the foregoing, and office and administrative uses reasonably ancillary thereto
                         (collectively, the "Initial Use"), or for distribution and warehousing (but not manufacturing) of any other retail consumer goods and products; provided, however, that
                         Tenant shall obtain Landlord's prior written consent to a use which is different from the
                         Initial Use and which involves the distribution, warehousing or other handling or use of either (1) Hazardous Substances, or other substances or materials which would materially increase the risk of Contamination (as defined in Section 16) or have a material adverse affect on the value or marketability of the Building if a Contamination involving such other substance or material occurs, or (2) noxious substances or materials which would likely interfere with the business operations of any other tenant and occupant of the Project, or violate any of the terms or conditions of this Lease, including, without limitation, Section
                         16 hereof.

                (m)      Address for notice:

                         Landlord:                 Industrial Developments International (Tennessee), L.P.
                                                   c/o Industrial Developments International, Inc.
                                                   3424 Peachtree Road, N.E., Suite 1500
                                                   Atlanta, Georgia  30326
                                                   Attn:  Vice President - Operations

                         Tenant:                   barnesandnoble.com llc
                                                   76 Ninth Avenue
                                                   New York, New York 10011
                                                   Attn: William Duffy

                (n)      Address for rental payments:

                                                   Industrial Developments International (Tennessee), L.P.
                                                   c/o IDI Services Group, Inc.
                                                   P. O. Box 281464
                                                   Atlanta, Georgia  30384-1464


                (o)      Broker(s):        Benchmark Associates, Inc. (Tenant's Broker)
                                           Attn:  Mr. David Haut

                                           IDI Services Group, Inc. (Landlord's Broker)
                                           Attn:  Mr. Kurt Nelson

        2. Demised Premises. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord all upon the terms and conditions hereinafter set forth the following premises, referred to as the "Demised Premises", as outlined on Exhibit A attached hereto and incorporated herein: approximately 380,000 square feet of space, approximately 28,244 square feet of which is office space, having an address as set forth in Section 1(a), located within Building G (the "Building"), which contains a total of approximately 540,000 square feet and is located within Chickasaw Distribution Center (the "Project"), located in Shelby County, Tennessee. In addition, Tenant shall have the non-exclusive right to use and enjoy the Building Common Area (as hereinafter defined), as shown on Exhibit A hereto, subject to the terms and conditions of this Lease.

        3. Term. To have and to hold the Demised Premises for a preliminary term (the "Preliminary Term") commencing on the Lease Date and ending on the Lease Commencement Date as set forth in Section 1(f), and a primary term (the "Primary Term") commencing on the Lease Commencement Date and terminating on the Expiration Date as set forth in Section 1(h), as the Lease Commencement Date and the Expiration Date may be revised pursuant to Section 17 (the Preliminary Term, the Primary Term, and any and all extensions thereof, herein referred to as the "Term"). The term "Lease Year" shall mean each one (1) year period of the Term (or portion thereof if the last Lease Year of the Term is less than one (1) full year) beginning on the Lease Commencement Date, and each anniversary thereof, and ending on the day immediately prior to the next succeeding anniversary of the Lease Commencement Date.

         4. Base Rent. Tenant shall pay to Landlord at the address set forth in
Section 1(n), as base rent for the Demised Premises, commencing on the Base Rent Commencement Date and continuing throughout the Term in lawful money of the United States, the annual amount set forth in Section 1(d) payable in equal monthly installments as set forth in Section 1(e) (the "Base Rent"), payable in advance and, except as otherwise provided herein, without demand and without abatement, reduction, set-off or deduction, on the first day of each calendar month during the Term. If the Base Rent Commencement Date shall fall on a day other than the first day of a calendar month, the Base Rent shall be apportioned pro rata on a per diem basis (i) for the period between the Base Rent Commencement Date and the first day of the following calendar month (which pro rata payment shall be due and payable on the first day of the month immediately following the Base Rent Commencement Date), and (ii) for the last partial month of the Term, if applicable. No payment by Tenant or receipt by Landlord of rent hereunder shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent or pursue any other remedies available to Landlord.

        5. Security Deposit. If at any time there shall remain one hundred eighty (180) days left in the Term without any then available renewal option hereunder having been validly exercised by Tenant, Tenant agrees that, prior to such one hundred eightieth (180th) day, Tenant will have delivered to Landlord an Irrevocable Letter of Credit in the amount of the Monthly Base Rent Installment applicable for the month which includes such one hundred eightieth (180th) day (the "Security Deposit"), in a form and from a financial institution reasonably acceptable to Landlord, and that Tenant shall cause the same to be maintained in full force and effect throughout the remainder of the Term, and during the thirty (30) day period after the later of (a) the Expiration Date or
(b) the date that Tenant delivers possession of the Demised Premises to Landlord, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. The Security Deposit may be commingled with Landlord's other funds or held by Landlord in a separate interest bearing account, with interest paid to Landlord, as Landlord may elect. In the event that Tenant is in default under this Lease beyond any applicable grace or cure period, Landlord may retain the security Deposit for the payment of any sum due Landlord or which Landlord may expend or be required to expend by reason of Tenant's default or failure to perform; provided, however, that any such retention by Landlord shall not be or be deemed to be an election of remedies by Landlord or viewed as liquidated damages, it being expressly understood and agreed that Landlord shall have the right to pursue any and all other remedies available to it under the terms of this Lease or otherwise. In the event all or any portion of the Security Deposit is so retained by Landlord, Tenant shall, within five (5) days of demand therefor from Landlord, replenish the Security Deposit to the full amount set forth in Section 1(k). In the event that Tenant shall comply with all of the terms, covenants and conditions of this Lease, the security deposit shall be returned to Tenant within thirty (30) days after the later of (a) the Expiration Date or (b) the date that Tenant delivers possession of the Demised Premises to Landlord. In the event of a sale of the Building, Landlord shall have the right to transfer the security deposit to the purchaser, and upon acceptance by such purchaser, Landlord shall be released from all liability for the return of the security deposit. Tenant shall not assign or encumber the money deposited as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

        6. Operating Expenses and Additional Rent. (See Special Stipulations 3 and 10 on Exhibit C hereto)

                (a) Tenant agrees to pay as Additional Rent (as defined in Section 6(b) below) its proportionate share of Operating Expenses (as hereinafter defined). "Operating Expenses" shall be defined as all reasonable expenses for operation, repair, replacement and maintenance as necessary to keep the Building and the common areas, driveways, and parking areas associated therewith (collectively, the "Building Common Area") in good order, condition and repair, including but not limited to, utilities for the Building Common Area, expenses associated with the driveways and parking areas (including sealing and restriping, and snow, trash and ice removal), security systems for the Building Common Area, fire detection and prevention systems for the Building Common Area, lighting facilities, landscaped areas, walkways, painting and caulking, directional signage, curbs, drainage strips, sewer lines, all maintenance, repair and replacement costs required to be paid for or contributed toward by Landlord pursuant to any applicable access, driveway, shared truck court or other such easements benefiting the Building (subject, with respect to any replacements or improvement of a capital nature made thereunder, to the same limitations on passing through the costs of capital replacements or improvements as are set forth in the fourth (4th) sentence of this Section 6), all real property taxes and special assessments imposed upon the Building, the Building Common Area and the land on which the Building and the Building Common Area are constructed, all costs of insurance paid by Landlord with respect to the Building and the Building Common Area, and costs of improvements to the Building and the Building Common Area required by any law, ordinance or regulation applicable to the Building and the Building Common Area generally (and not because of the particular use of or alterations within the Building or the Building Common Area by a particular tenant), which cost shall be amortized on a straight line basis over the useful life of such improvement in accordance with generally accepted accounting principles ("GAAP"); provided, however, that no such cost to comply with any such law, ordinance or regulation shall be included in Operating Expenses to the extent the Building or Building Common Area failed to comply with any such law, ordinance or regulation in effect as of the Lease Commencement Date. Notwithstanding anything to the contrary contained herein, Operating Expenses shall not include expenses for the costs of any maintenance and repair required to be performed by Landlord at its own expense under Section
(10)(b). Further, Operating Expenses shall not include the costs for capital replacements and/or improvements unless such costs (i) are incurred for the purpose of causing a material decrease in the Operating Expenses of the Building or the Building Common Area, provided such costs are amortized (and included in Operating Expenses as so amortized) on a straight line basis over the useful life of such improvement in accordance with GAAP, (ii) are incurred with respect to improvements made to comply with laws, ordinances or regulations as described above, or (iii) constitute a commercially reasonable deductible, not to exceed $20,000.00, paid by Landlord in the event of a casualty under any casualty insurance carried by Landlord. The proportionate share of Operating Expenses to be paid by Tenant shall be a percentage of the Operating Expenses based upon the proportion that the square footage of the Demised Premises bears to the total square footage of the Building (such figure referred to as "Tenant's Operating Expense Percentage" and, subject to adjustment as provided herein, set forth in Section 1(j)). Prior to or promptly after the beginning of each calendar year during the Term, Landlord shall estimate the total amount of Operating Expenses to be paid by Tenant during each such calendar year and Tenant shall pay to Landlord one-twelfth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Term. Within a reasonable time after the end of each calendar year (but not later than one hundred twenty (120) days after the end of each such calendar year), Landlord shall submit to Tenant a reasonably detailed statement of the actual amount of Operating Expenses for such calendar year, and the actual amount owed by Tenant, and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installment of Operating Expenses owed by Tenant or remit such overpayment to Tenant if the Term has expired or has been terminated and no Event of Default exists hereunder. The obligations in the immediately preceding sentence shall survive the expiration or any earlier termination of this Lease. If the Lease Commencement Date shall fall on other than the first day of the calendar year, and/or if the Expiration Date shall fall on other than the last day of the calendar year, Tenant's proportionate share of the Operating Expenses for such calendar year shall be apportioned prorata.

                (b) Any amounts required to be paid by Tenant hereunder (in addition to Base Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder except as set forth herein to the contrary. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Base Rent. Tenant's obligations for payment of Additional Rent shall begin to accrue on the Base Rent Commencement Date.

                (c) If applicable in the jurisdiction where the Demised Premises are located, Tenant shall pay and be liable for all rental, sales, use and inventory taxes or other similar taxes, if any, on the amounts payable by Tenant hereunder levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid Landlord by Tenant under the terms of this Lease. Such payment shall be made by Tenant directly to such governmental body if billed to Tenant, or if billed to Landlord, such payment shall be paid concurrently with the payment of the Base Rent, Additional Rent, or such other charge upon which the tax is based, all as set forth herein.

        7. Use of Demised Premises.

                (a) The Demised Premises shall be used for the Permitted Use set forth in Section 1(l) and for no other purpose.

                (b) Tenant will permit no liens to attach or exist against the Demised Premises, and shall not commit any waste.

                (c) The Demised Premises shall not be used for any illegal purposes, and Tenant shall not allow, suffer, or permit any vibration, noise, odor, light or other effect to occur within or around the Demised Premises that could constitute a nuisance or trespass for Landlord or any occupant of the Building or an adjoining building, its customers, agents, or invitees. Upon notice by Landlord to Tenant that any of the aforesaid prohibited uses are occurring, Tenant agrees to promptly remove or control the same. Notwithstanding the foregoing, Landlord acknowledges and agrees that this subparagraph (c) shall not be deemed to prohibit vibrations, odors and/or noises that are customarily associated with the operation of a warehouse facility for the uses permitted herein including, without limitation, loading and unloading of trucks, and the use of conveyor belts, generators, and heating, ventilating and air conditioning units and air compressors.

                (d) Tenant shall not in any way violate any law, ordinance or restrictive covenant affecting the Demised Premises, and shall not in any manner use the Demised Premises so as to cause cancellation of, prevent the use of, or increase the rate of, the fire and extended coverage insurance policy required hereunder. Except as expressly set forth below in this subsection 7(d), Landlord makes no (and does hereby expressly disclaim any) covenant, representation or warranty as to the Permitted Use being allowed by or being in compliance with any applicable laws, rules, ordinances or restrictive covenants now or hereafter affecting the Demised Premises, and any zoning letters, copies of zoning ordinances or other information from any governmental agency or other third party provided to Tenant by Landlord or any of Landlord's agents or employees shall be for informational purposes only, Tenant hereby expressly acknowledging and agreeing that Tenant shall conduct and rely solely on its own due diligence and investigation with respect to the compliance of the Permitted Use with all such applicable laws, rules, ordinances and restrictive covenants and not on any such information provided by Landlord or any of its agents or employees. Landlord hereby represents to Tenant that, as of the Lease Date, (i) neither the current zoning classification applicable to the Demised Premises nor the Declaration of Protective Covenants established by Landlord and currently encumbering the Building (the "Declaration") prohibits Tenant from operating a warehouse/distribution facility for the Initial Use twenty-four (24) hours a day, three hundred sixty-five (365) days a year, and (ii) none of the title exceptions listed in Schedule B-Section 2 of the copy of that certain Lawyer's Title Insurance Company lender's title insurance policy having Bank of America (as hereinafter defined) as the insured, a copy of which has been delivered by Landlord to Tenant, prohibits Tenant from conducting general warehousing and distribution operations within and from the Demised Premises.

                (e) In the event insurance premiums pertaining to the Demised Premises, the Building, or the Building Common Area, whether paid by Landlord or Tenant, are increased over the least hazardous rate available due to the nature of the use of the Demised Premises by Tenant, to the extent such increase is solely a result of Tenant's use of the Demised Premises, Tenant shall pay such additional amount as Additional Rent, provided Landlord's insurance company delivers to Tenant a certification showing the manner in which Tenant's use has brought about such increase. To Landlord's actual knowledge, as of the Lease Date Tenant's use of the Demised Premises for the Permitted Use (as opposed to Tenant's manner of use) shall not cause an increase in Landlord's insurance rates.

        8. Insurance.

                (a) Tenant covenants and agrees that from and after the Lease Commencement Date or any earlier date upon which Tenant enters or occupies the Demised Premises or any portion thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

                      (i) Liability insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Demised Premises (including any portion of the Building Common Area fenced in by Tenant pursuant to Special Stipulation 12 of Exhibit C hereto) and Tenant's use thereof against claims for bodily injury or death, property damage and product liability occurring upon, in or about the Demised Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than $3,000,000.00 and to have general aggregate limits of not less than $5,000,000.00 for each policy year. The insurance coverage required under this Section 8(a)(i) shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 11 and, if necessary, the policy shall contain a contractual endorsement to that effect.

                     (ii) Insurance covering (A) all of the items included in the leasehold improvements constructed in the Demised Premises by or at the expense of Landlord (collectively, the "Improvements"), including but not limited to demising walls and the heating, ventilating and air conditioning system and (B) Tenant's trade fixtures, fencing, merchandise and personal property from time to time in, on or upon the Demised Premises (including any portion of the Building Common Area fenced in by Tenant pursuant to Special Stipulation 12 of Exhibit C hereto), in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all-risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance relating to the Improvements shall be used solely for the repair, construction and restoration or replacement of the Improvements damaged or destroyed unless this Lease shall cease and terminate under the provisions of
Section 20.

                (b) All policies of the insurance provided for in Section 8(a) shall be issued in form reasonably acceptable to Landlord by insurance companies with a rating of not less than "A," and financial size of not less than Class XII, in the most current available "Best's Insurance Reports", and licensed to do business in the state in which the Building is located. Each and every such policy:

                      (i) shall name Landlord, Lender (as defined in Section 24), and any other party reasonably designated by Landlord, as an additional insured. In addition, the coverage described in Section 8(a)(ii)(A) relating to the Improvements shall also name Landlord as "loss payee";

                     (ii) shall be delivered to Landlord, in the form of an insurance certificate reasonably acceptable to Landlord as evidence of such policy, prior to the Lease Commencement Date and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

                    (iii) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least fifteen (15) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

                     (iv) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

                (c) In the event that Tenant shall fail to carry and maintain the insurance coverages set forth in this Section 8, Landlord may upon thirty
(30) days notice to Tenant (unless such coverages will lapse in which event no such notice shall be necessary) procure such policies of insurance and Tenant shall promptly reimburse Landlord therefor.

                (d) Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, with respect to their respective property, the Demised Premises, its contents or to the other portions of the Building, arising from any risk covered by all risks fire and extended coverage insurance of the type and amount required to be carried hereunder, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The parties hereto shall cause their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, to waive any right of subrogation that such insurers may have against Landlord or Tenant, as the case may be.

        9. Utilities. During the Term, Tenant shall promptly pay as billed to Tenant all costs and charges for gas, steam, electricity, fuel, light, power, telephone, heat and any other utility or service used or consumed in or servicing the Demised Premises, all of which (other than water and sewer service to the Demised Premises) shall be separately metered and billed to Tenant. The cost of water and sewer service to the Demised Premises shall be passed through to Tenant by Landlord (at Landlord's actual cost) on a prorata basis as an Operating Expense under Section 6 hereof. In no event shall such charges include any Landlord-imposed surcharge, administrative fee, overhead or profit. In the event Tenant's use of any utility not separately metered to the Demised Premises is in excess of the average use by other tenants, Landlord shall have the right to install a meter for such utility, at Tenant's expense, and bill Tenant for Tenant's actual use, or to increase equitably Tenant's proportionate share of the cost of such utility based on such excess use. If Tenant fails to pay any utility bills or charges, Landlord may, at its option and upon reasonable notice to Tenant, pay the same and in such event, the amount of such payment, together with interest thereon at the Interest Rate as defined in Section 32 from the date of such payment by Landlord, will be added to Tenant's next due payment as Additional Rent.

        10. Maintenance and Repairs.

                (a) Subject to Landlord's obligations under Section 17 hereof, Tenant shall, at its own cost and expense, maintain in good condition and repair the interior of the Demised Premises, including but not limited to the heating, air conditioning and ventilation systems, glass, windows and doors, sprinkler, all components of any plumbing and sewage systems located within or under the Demised Premises [i.e., inside of the exterior walls and the middle of any interior demising walls of the Demised Premises, and/or within or under the floor slab or the underlying foundation], fixtures, interior walls, floors (including floor slabs, unless specifically reserved unto Landlord in subsection
(b) below), ceilings, storefronts, gutters, flashing and downspouts, plate glass, skylights, all electrical facilities and equipment including, without limitation, lighting fixtures, lamps, fans and any exhaust equipment and systems, electrical motors, and all other appliances and equipment (including, without limitation, dock levelers, dock shelters, dock seals and dock lighting) of every kind and nature located in, upon or (to the extent exclusively serving the Demised Premises) about the Demised Premises, except as to such maintenance and repair as is the obligation of Landlord pursuant to Section 10(b). During the Term, Tenant shall maintain in full force and effect a service contract for the maintenance of the heating, ventilation and air conditioning systems with an entity reasonably acceptable to Landlord. Tenant shall deliver to Landlord (i) a copy of said service contract prior to the Lease Commencement Date, and (ii) thereafter, a copy of a renewal or substitute service contract within thirty
(30) days prior to the expiration of the existing service contract. Tenant's obligation shall exclude any maintenance and repair required because of the act or negligence of Landlord, its employees, contractors or agents, which shall be the responsibility of Landlord.

                (b) Landlord shall, at its own cost and expense, maintain in good condition and repair the roof (including, without limitation, keeping the same free of leaks), foundation (beneath the floor slab, provided that Landlord shall repair any damage to the floor slab resulting solely from improperly compacted subgrade located beneath the same), exterior walls, columns, and structural frame of the Building. Landlord's obligation shall exclude the cost of any maintenance or repair required because of the act or negligence of Tenant or Tenant's agents, contractors, employees and invitees (collectively, "Tenant's Affiliates"), the cost of which shall be the responsibility of Tenant.

                (c) Unless the same is caused solely by the negligent action or inaction of Landlord, its employees or agents, and is not covered by the insurance required to be carried by Tenant pursuant to the terms of this Lease, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Demised Premises, or for any damage occasioned by water coming into the Demised Premises or arising from the acts or neglects of occupants of adjacent property or the public.

                (d) Landlord shall give Tenant two (2) days prior written notice of any repairs or replacements required of Landlord pursuant to subsection 10(b) above to, or which would otherwise materially adversely affect the normal operation of Tenant's business in, the Demised Premises [except in the case of an emergency posing significant risk of physical damage to the Demised Premises or any other part of the Building, including, without limitation, Tenant's property located within the Demised Premises, or injury to persons, in which event Landlord shall only be required to give such notice (including oral notice to any on-site, management personal, provided such oral notice is followed by written notice given in the manner provided for notices herein within three (3) days of such oral notice) as is reasonable under the circumstances]. Landlord shall use reasonable efforts to perform such repairs or replacements in a manner that does not interfere with the operation of Tenant's business at the Demised Premises (or any portion thereof).

                (e) If (i) Landlord has failed to commence any repair of the Demised Premises, as required in subsection 10(b) above, within seven (7) days after written notice from Tenant specifying which repair Landlord has failed to perform (or, in the case of leaks in the roof of the Demised Premises that otherwise meet the conditions required for "self-help" hereinbelow, within twenty-four (24) hours after written notice from Tenant specifying same), or
(ii) Landlord has failed to complete any repair of the Demised Premises, as required in subsection 10(b) above, within thirty (30) days after written notice from Tenant specifying which repair Landlord has failed to complete (provided such repair is reasonably capable of being completed within such thirty (30) day period), and, in Tenant's reasonable opinion, "self-help" measures are necessary in an emergency situation to prevent significant physical damage to the Demised Premises (including Tenant's property located within the Demised Premises) or injury to persons, Tenant may exercise such self-help to perform or complete such repair, as the case may be, after giving Landlord such notice of Tenant's intent to do so as is reasonable under the circumstances (it being acknowledged that oral notice may be appropriate in certain emergency situations, but that any such oral notice must be followed by written notice given in the manner provided for notices herein within three (3) days of such oral notice); provided, however, that in performing any such self-help with respect to the roof of the Demised Premises, Tenant (i) shall only use a manufacturer approved, licensed roof contractor, and (ii) shall not void or impair any applicable roof warranty. Tenant shall be entitled to recover from Landlord the reasonable and actual out-of-pocket cost of any such self-help measures, and Landlord shall pay such amount to Tenant within forty-five (45) days after Tenant's request for reimbursement as described below. In addition, any requests for reimbursement made by Tenant shall be accompanied by such documentation as Landlord shall reasonably require showing the actual costs incurred by Tenant, and by full and final lien waivers from all contractors performing the work. If Landlord has not paid to Tenant such amount or given Tenant notice of its objection to such amount within such forty-five (45) day period, or if Landlord's objection to such amount is resolved against Landlord by agreement of the parties or by a court of competent jurisdiction to which the dispute has been submitted by either party, then Tenant may offset the reasonable and actual out-of pocket cost of such self-help measures from future Monthly Base Rent Installments next coming due hereunder until Tenant has been reimbursed in full therefor, such offset for any given month to be up to, but not to exceed, one-half (1/2) of the Monthly Base Rental Installment due for such month.

        11. Tenant's Personal Property; Indemnity. All of Tenant's personal property in the Demised Premises (including any portion of the Building Common Area enclosed by fencing installed by Tenant pursuant to Special Stipulation 12 of Exhibit C hereto) shall be and remain at Tenant's sole risk. Landlord, its agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord from, any and all liability for theft of such personal property or any damage to such personal property occasioned by any act of God or by any acts, omissions or negligence of any persons, other than to the extent occasioned by the negligence of Landlord or its agents, employees or contractors. Landlord, its agents, employees and contractors, shall not be liable for any injury to the person or property of Tenant or other persons within the Demised Premises (including any portion of the Building Common Area enclosed by fencing installed by Tenant pursuant to Special Stipulation 12 of Exhibit C hereto), Tenant expressly agreeing to indemnify and save Landlord, its agents, employees and contractors, harmless, in all such cases, except to the extent caused by the negligence of Landlord, its agents, employees and contractors. Tenant further agrees to indemnify and reimburse Landlord for any costs or expenses, including, without limitation, attorneys' fees, that Landlord reasonably may incur in investigating, handling or litigating any such claim against Landlord by a third person, unless such claim arose from the negligence of Landlord, its agents, employees or contractors. Landlord agrees to indemnify and save Tenant harmless from and against any claims, actions, damages, losses, costs or expenses, including, without limitation, attorneys' fees, that Tenant reasonably may suffer or incur as a result of any injury to person or property in or about the Building Common Area (excluding any portion of the Building Common Area enclosed by fencing installed by Tenant pursuant to Special Stipulation 12 of Exhibit C hereto) resulting from the negligence or willful misconduct of Landlord or its employees or agents, except to the extent caused by the negligence or willful misconduct of Tenant or its agents, employees, invitees or contractors. The provisions of this Section 11 shall survive the expiration or earlier termination of this Lease with respect to any damage, injury or death occurring before such expiration or termination, and are in any event subject to the provisions of Section 8(d) hereof.

        12. Tenant's Fixtures. Tenant shall have the right to install in the Demised Premises trade fixtures required by Tenant or used by it in its business, and if installed by Tenant, to remove any or all such trade fixtures from time to time during and upon termination or expiration of this Lease, provided no Event of Default, as defined Section 22, then exists; provided, however, that Tenant shall repair and restore any damage or injury to the Demised Premises (to the condition in which the Demised Premises existed prior to such installation) caused by the installation and/or removal of any such trade fixtures.

        13. Signs. No sign, advertisement or notice shall be inscribed, painted, affixed, or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except in such places, numbers, sizes, colors and styles as are approved in advance in writing by Landlord, and which conform to all applicable laws, ordinances, or covenants affecting the Demised Premises. Any and all signs installed or constructed by or on behalf of Tenant pursuant hereto shall be installed, maintained and removed by Tenant at Tenant's sole cost and expense. Notwithstanding the foregoing, Tenant shall have the right, at Tenant's sole cost and expense, to attach one (1) sign on the exterior of the Building of such size and in such location and manner as are approved in advance by Landlord in writing (which approval shall not be unreasonably withheld), provided such sign otherwise complies with this Section 13 and with the sign criteria for the Project, a copy of which is attached hereto as Exhibit F.

        14. Landlord's Lien. Notwithstanding any other provision hereof to the contrary, Tenant does hereby grant to Landlord, and Landlord shall have at all times, a security interest in and a valid first lien upon all of the personal property and trade fixtures of Tenant situated in and upon the Demised Premises to secure the obligations of Tenant for all Base Rent, Additional Rent and other sums to become due hereunder and the performance by Tenant of each and all of Tenant's other covenants and obligations hereunder. The security interest and lien granted herein may be foreclosed in the manner and form provided by law for the foreclosure of chattel mortgages or in any other manner provided or permitted by law. Landlord does hereby agree to subordinate the lien granted herein, as well as any statutory lien granted to Landlord, to the lien of any institutional lender providing purchase money financing to Tenant, or to any the lien of the IDB (as defined in Special Stipulation 8 on Exhibit C hereto), if required, that is secured by Tenant's trade fixtures, equipment, inventory or other personal property located at the Demised Premises, all pursuant to a landlord lien subordination agreement in form and substance reasonably satisfactory to Landlord.

        15. Governmental Regulations. Tenant shall promptly comply throughout the Term, at Tenant's sole cost and expense, with all present and future laws, ordinances, orders, rules, regulations or requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof (collectively, "Governmental Requirements") relating to (a) all or any part of the Demised Premises, and (b) to Tenant's use or manner of use of the Demised Premises and/or to Tenant's manner of use of the Building Common Area. Tenant shall also observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises. Without limiting the foregoing, if as a result of one or more Governmental Requirements it is necessary, from time to time during the Term, to perform an alteration or modification of the Demised Premises (a "Code Modification") to the extent made necessary as a result of the specific use being made by Tenant of the Demised Premises or any other alteration performed by Tenant with respect to the Demised Premises, then such Code Modification shall be the sole and exclusive responsibility of Tenant in all respects; any such Code Modification shall be promptly performed by Tenant at its expense in accordance with the applicable Governmental Requirement and with Section 18 hereof. If as a result of one or more Governmental Requirements it is necessary from time to time during the Term to perform a Code Modification which (i) would be characterized as a capital expenditure under generally accepted accounting principles and (ii) is not made necessary as a result of the specific use being made by Tenant of the Demised Premises (as distinguished from an alteration or modification which would be required to be made by the owner of any warehouse-office building comparable to the Building irrespective of the use thereof by any particular occupant), or by any other alteration performed by Tenant with respect to the Demised Premises, then (a) Landlord shall have the obligation to perform the Code Modification at its expense, (b) the cost of such Code Modification shall be amortized on a straight-line basis over the useful life of the item in question, as determined in accordance with GAAP, and (c) Tenant shall be obligated to pay (as Additional Rent, payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder) for the portion of such amortized costs attributable to the remainder of the Term, including any extensions thereof (if exercised). Tenant shall promptly send to Landlord a copy of any written notice received by Tenant requiring a Code Modification.

        16. Environmental Matters.

                (a)      For purposes of this Lease:

                               (i)         "Contamination" as used herein means
the presence of or release of Hazardous Substances (as hereinafter defined) into any environmental media from, upon, within, below, into or on any portion of the Demised Premises, the Building, the Building Common Area or the Project so as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

                              (ii)         "Environmental Laws" as used herein
means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, which exist now or as may exist hereafter, concerning protection of human health, safety and the environment, all as may be amended from time to time.

                             (iii)         "Hazardous  Substances" as used
herein means any hazardous or toxic substance, material, chemical, pollutant, contaminant or waste as those terms are defined by any applicable Environmental Laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. ["RCRA"]) and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.

                (b) Landlord represents that, except as revealed to Tenant in writing by Landlord, to Landlord's actual knowledge, (i) Landlord has not treated, stored or disposed of any Hazardous Substances upon or within the Building and/or Building Common Area, nor, to Landlord's actual knowledge, has any predecessor owner of the Building and/or Building Common Area, (ii) no Hazardous Substances are present on or under the Building and/or Building Common Area as of the Lease Date, and (iii) no underground storage tanks exist at or under the Building and/or Building Common Area.

                (c) Tenant covenants that all its activities, and the activities of Tenant's Affiliates (as defined in Section 10(b)), on the Demised Premises, the Building, or the Project during the Term will be conducted in compliance with Environmental Laws. Tenant warrants that it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Laws. Tenant, at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Demised Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws. Tenant warrants that it has obtained all such permits, licenses or approvals and made all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Demised Premises.

                (d) Tenant shall not cause or permit any Hazardous Substances to be brought upon, kept or used in or about the Demised Premises, the Building, or the Project without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that the consent of Landlord shall not be required for the use at the Demised Premises of cleaning supplies, toner for photocopying machines and other similar materials, in containers and quantities reasonably necessary for and consistent with normal and ordinary use by Tenant in the routine operation or maintenance of Tenant's office equipment or in the routine janitorial service, cleaning and maintenance for the Demised Premises. For purposes of this Section 16, Landlord shall be deemed to have reasonably withheld consent if Landlord determines that the presence of such Hazardous Substance within the Demised Premises could result in a risk of harm to person or property or otherwise negatively affect the value or marketability of the Building or the Project.

                (e) Tenant shall not cause or permit the release of any Hazardous Substances by Tenant or Tenant's Affiliates into any environmental media such as air, water or land, or into or on the Demised Premises, the Building or the Project in any manner that violates any Environmental Laws. If such release shall occur, Tenant shall (i) take all steps reasonably necessary to contain and control such release and any associated Contamination, (ii) clean up or otherwise remedy such release and any associated Contamination to the extent required by, and take any and all other actions required under, applicable Environmental Laws and (iii) notify and keep Landlord reasonably informed of such release and response.

                (f) Regardless of any consents granted by Landlord pursuant to
Section 16(d) allowing Hazardous Substances upon the Demised Premises, Tenant shall under no circumstances whatsoever cause or permit (i) any activity on the Demised Premises which would cause the Demised Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder, (ii) the discharge of Hazardous Substances into the storm sewer system serving the Project or (iii) the installation of any underground storage tank or underground piping on or under the Demised Premises.

                (g) Tenant shall and hereby does indemnify Landlord and hold Landlord harmless from and against any and all expense, loss, and liability suffered by Landlord (except to the extent that such expenses, losses, and liabilities arise out of Landlord's own negligence or willful act), by reason of the storage, generation, release, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) by Tenant or Tenant's Affiliates or by reason of Tenant's breach of any of the provisions of this Section 16. Such expenses, losses and liabilities shall include, without limitation, (i) any and all expenses that Landlord may incur to comply with any Environmental Laws;
(ii) any and all costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises, the Building, or the Project; (iii) any and all costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (iv) any and all fines, penalties or other sanctions assessed upon Landlord; and (v) any and all legal and professional fees and costs incurred by Landlord in connection with the foregoing. The indemnity contained herein shall survive the expiration or earlier termination of this Lease. Landlord shall indemnify Tenant and hold Tenant harmless from and against any and all expenses, losses and liabilities actually suffered by Tenant (with the exception of any and all consequential damages, including but not limited to the loss of use of the Demised Premises, lost profits and loss of business, and those expenses, losses, and liabilities arising from Tenant's own negligence or willful act) as a result of a governmental authority having jurisdiction ordering a cleanup, removal or other remediation by Tenant of any Hazardous Substances placed on, under or about the Demised Premises by Landlord or its agents or employees.

        17. Construction of Demised Premises.

                (a) Within thirty (30) days following the Lease Date, Landlord shall prepare, at Landlord's sole cost and expense, and submit to Tenant a set of plans and specifications and/or construction drawings (collectively, the "Plans and Specifications") covering all work to be performed by Landlord in constructing the Improvements (as defined in Section 8(a)(ii)), which Plans and Specifications shall be based on the preliminary plans and specifications set forth on Exhibit B attached hereto and incorporated herein, including, without limitation, Tenant's operational plan (the "Operational Plan") incorporated therein by reference (collectively, the "Performance Specifications"), it being agreed by Landlord and Tenant that, unless specifically noted on a separate summary sheet attached to the final Plans and Specifications and agreed to and initialed by authorized employees or agents of Landlord and Tenant, in the event of any conflict between the Plans and Specifications and such Performance Specifications, the latter shall control. Tenant shall have five (5) business days after receipt of the plans and specifications in which to review and to give to Landlord written notice of its approval of the plans and specifications or its requested changes to the Plans and Specifications. Tenant shall have no right to request any changes to the plans and specifications which would materially alter the exterior appearance or basic nature of the Building, as the same exist as of the Lease Date or are otherwise contemplated by the Performance Specifications. If Tenant fails to approve or request changes to the Plans and Specifications by five (5) business days after its receipt thereof, then Tenant shall be deemed to have approved the Plans and Specifications and the same shall thereupon be final. If Tenant requests any changes to the Plans and Specifications, Landlord shall make those changes which are reasonably requested by Tenant and shall within ten (10) days of its receipt of such request submit the revised portion of the Plans and specifications to Tenant. Tenant may not thereafter disapprove the revised portions of the Plans and specifications unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the Plans and specifications, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant. Tenant acknowledges that the Improvements are being constructed on a "fast track" basis and that Landlord shall have the right and option to submit various parts of the proposed Plans and Specifications from time to time during the aforesaid thirty (30) day period and the time period for approval of any part of the proposed plans and specifications shall commence upon receipt of each submission. Tenant shall at all times in its review of the plans and specifications, and of any revisions thereto, act reasonably and in good faith. Tenant's approval of the final Plans and Specifications shall not constitute an opinion or agreement by Tenant that the Demised Premises will be structurally sufficient or that the final Plans and Specifications comply with applicable building codes and laws. After Tenant has approved the Plans and Specifications or the Plans and Specifications have otherwise been finalized pursuant to the procedures set forth hereinabove, any subsequent changes to the Plans and Specifications requested by Tenant shall be at Tenant's sole cost and expense and subject to Landlord's written approval, which approval shall not be unreasonably withheld, conditioned or delayed. If, after the Plans and specifications have been finalized pursuant to the procedures set forth hereinabove, Tenant requests any further changes to the Plans and specifications and, as a result thereof, completion of construction of the Improvements is delayed solely due to Tenant's changes (and Landlord gives Tenant reasonable evidence of the date that substantial completion of the Improvements would have occurred but for delays caused by Tenant's changes), the Term shall nevertheless begin, and Tenant's obligation to pay Base Rent hereunder shall nevertheless begin, on the Lease Commencement Date and the Base Rent Commencement Date, respectively, that would have occurred hereunder but for such Tenant changes.

                (b) Landlord shall use reasonable speed and diligence to "substantially complete" the Improvements, at Landlord's sole cost and expense, and have the Demised Premises ready for occupancy on or before November 15, 1999. If the Demised Premises are not substantially complete on that date, such failure to complete shall not in any way affect the obligations of Tenant hereunder except that the Lease Commencement Date, the Base Rent Commencement Date, and the Expiration Date shall be postponed one day for each day substantial completion is delayed until the Demised Premises are substantially complete, unless the delay is caused by Tenant's disapproval of any revised portions of the Plans and specifications (except to the extent Tenant's disapproval is as a result of Landlord having failed reasonably to incorporate reasonable comments of Tenant), or by change orders requested by Tenant after approval of the Plans and Specifications; provided, however, that (x) in the event the Demised Premises are not substantially complete on or before November 15, 1999, as extended by "Construction Delay" (as defined below), and provided Tenant has not exercised its right to terminate this Lease as provided in part
(y) of this sentence, then for each day after the ultimate Base Rent Commencement Date Tenant shall receive "free" Base Rent (i.e., Base Rent shall be waived) on a one (1) for one (1) basis for each day substantial completion was delayed beyond November 15, 1999, as extended by Construction Delay, and (y) in the event that Landlord is unable to achieve substantial completion on or before February 15, 2000, as extended by Construction Delay, Tenant may, at its option and as its sole and exclusive remedy, terminate this Lease by written notice to Landlord given on or before February 29, 2000 (provided that substantial completion has not occurred prior to Landlord's receipt of said termination notice), and thereafter neither Landlord nor Tenant shall have any further obligation hereunder. Except as set forth in this subsection (b), no liability whatsoever shall arise or accrue against Landlord by reason of its failure to deliver or afford possession of the Demised Premises, and Tenant hereby releases and discharges Landlord from and of any claims for damage, loss, or injury of every kind whatsoever as if this Lease were never executed. For purposes of this Lease, the term "Construction Delay" shall mean delays incurred by reason of Tenant's failure to deliver the Operation Plan by August 1, 1999, Tenant's failure to approve the Plans and Specifications as set forth in Section 17(a) or changes requested by Tenant in the Plans and Specifications after Tenant's approval thereof, and for such additional time as is equal to the time lost by Landlord or Landlord's contractors or suppliers in connection with the performance of Landlord's work and/or the construction of the Demised Premises and related improvements due to industry-wide strikes or other labor troubles that are not specific to Landlord or the Demised Premises, governmental restrictions and limitations not known to Landlord (or reasonably capable of being known to Landlord) as of the Lease Date, war or other national emergency, non-availability of materials or supplies, delay in transportation, accidents, floods, fire, damage or other casualties, weather or other conditions, acts or omissions of Tenant, or delays by utility companies in bringing utility lines to the Demised Premises to the extent not resulting from Landlord's failure to order or apply for the same in a timely manner. For purposes of this Lease, the term "substantial completion" or any grammatical variation thereof shall mean sufficient completion of construction of the Demised Premises in accordance with the Plans and Specifications (including the Performance Specifications) so that Tenant can lawfully occupy the Demised Premises for the uses permitted herein, subject only to minor punchlist items, the completion of which will not interfere with such permitted uses by Tenant, as evidenced by the delivery by Landlord to Tenant of (i) a Certificate of Occupancy or its equivalent (or Temporary Certificate of Occupancy or its equivalent) for the Demised Premises issued by the appropriate governmental authority if so required by applicable law, and (ii) a Certificate of Substantial Completion on standard AIA Form G-704 certified by Landlord's architect, working in good faith together with such duly licensed Tennessee architect, if any, as may be selected by Tenant as Tenant's architect by written notice to Landlord given, if at all, within thirty (30) days of the Lease Date.

                (c) Upon substantial completion of the Demised Premises, a representative of Landlord and a representative of Tenant together shall inspect the Demised Premises and generate a punchlist of defective or uncompleted items relating to the completion of construction of the Improvements (the "Punchlist"). Landlord shall use reasonable efforts to complete such incomplete work and remedy such defective work as is set forth on the Punchlist within thirty (30) days after the Punchlist is prepared and agreed upon by Landlord and Tenant, subject to Punchlist Delay (as defined below). All construction work performed by Landlord shall be deemed approved by Tenant in all respects except for items of said work which are not completed or do not conform to the Plans and Specifications and which are included on the Punchlist. For purposes of this Lease, "Punchlist Delay" shall mean such additional time as is equal to the time lost by Landlord or Landlord's contractors or suppliers in connection with the performance of Landlord's work and/or the construction of the Building or the Demised Premises and related improvements due to industry-wide strikes or other labor troubles that are not specific to Landlord or the Demised Premises, governmental restrictions and limitations not known to Landlord (or reasonably capable of being known to Landlord) as of the Lease Date, war or other national emergency, non-availability of materials or supplies, delay in transportation, accidents, floods, fire, damage or other casualties, weather or other conditions, acts or omissions of Tenant, or delays by utility companies in bringing utility lines to the Building or the Demised Premises to the extent not resulting from Landlord's failure to order or apply for the same in a timely manner.

                (d) Upon substantial completion of the Demised Premises and the creation of the Punchlist, Tenant shall execute and deliver to Landlord a letter of acceptance in which Tenant (i) accepts the Demised Premises subject only to Landlord's completion of the items listed on the Punchlist and (ii) confirms the Lease Commencement Date, the Base Rent Commencement Date and the Expiration Date.

                (e) Landlord hereby warrants to Tenant (i) that the materials and equipment furnished by Landlord's contractors in the initial construction of the Building (including all plumbing, utility lines and sewage systems serving the same) and the performance and completion of the Improvements to be constructed pursuant hereto will be of good quality and new, (ii) that during the one (1) year period following the Lease Commencement Date, such materials and equipment and the work of such contractors shall be free from defects (subject to the limitations inherent in the quality required or permitted hereunder or in the Plans and Specifications, including the Performance Specifications), (iii) that such work will conform to the Plans and Specifications, and (iv) that the design and construction of the Building and the Improvements will comply in all material respects with the Performance Specifications. This warranty shall exclude damages or defects caused by Tenant or Tenant's Affiliates, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage.

        18. Tenant Alterations and Additions.

                (a) Tenant shall not make or permit to be made any alterations, improvements, or additions to the Demised Premises (a "Tenant's Change"), without first obtaining on each occasion Landlord's prior written consent (which consent Landlord agrees not to unreasonably withhold or delay) and Lender's prior written consent (if such consent is required); provided, however, that Tenant shall have the right without Landlord's (or Lender's) prior written consent to make a Tenant's Change which is non-structural and which requires an expenditure of less than $75,000.00 for any one Tenant's Change and less than $200,000.00 in the aggregate either for the initial Term or for any extended Term, provided that Tenant shall, at Landlord's option and request and at Tenant's sole cost and expense, remove any such non-structural Tenant's Change for which Landlord's consent was not obtained (or was obtained but was conditioned upon removal) and/or restore the Demised Premises to its condition prior to such non-structural Tenant's Change upon the termination or expiration of this Lease. As part of its approval process, if applicable, Landlord may require that Tenant submit plans and specifications to Landlord, for Landlord's approval or disapproval, which approval shall not be unreasonably withheld or delayed. All Tenant's Changes shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first-class materials. Tenant shall maintain insurance reasonably satisfactory to Landlord during the construction of all Tenant's Changes. If, where Landlord's approval is required or otherwise requested by Tenant, Landlord at the time of giving its approval to any Tenant's Change notifies Tenant in writing that approval is conditioned upon restoration, then Tenant shall, at its sole cost and expense and at Landlord's option and request upon the termination or expiration of this Lease, remove the same and restore the Demised Premises to its condition prior to such Tenant's Change. No Tenant's Change shall be structural in nature or impair the structural strength of the Building or reduce its value. Tenant shall pay the full cost of any Tenant's Change. Except as otherwise provided herein and in Section 12, all Tenant's Changes and all repairs and all other property attached to or installed on the Demised Premises by or on behalf of Tenant shall immediately upon completion or installation thereof be and become part of the Demised Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease. No term or condition of this subsection (a) shall be deemed to prohibit Tenant from installing and removing its trade fixtures (including, without limitation, Tenant's machinery, generators, and racks and conveyor system), in accordance with Section 12 hereof.

                  (b) To the extent permitted by law, all of Tenant's contracts and subcontracts for such Tenant's Changes shall provide that no lien shall attach to or be claimed against the Demised Premises or any interest therein other than Tenant's leasehold interest in the Demised Premises, and that all subcontracts let thereunder shall contain the same provision. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord harmless against all liens, claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. Tenant shall not permit the Demised Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor, material or services furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed for the Demised Premises by, or at the direction or sufferance of Tenant and if any such liens are filed against the Demised Premises, Tenant shall promptly discharge the same; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord, within thirty (30) days after demand, such security as may be reasonably satisfactory to Landlord to assure payment thereof (or bond over any such lien with a surety company licensed to do business in Tennessee) and to prevent any sale, foreclosure, or forfeiture of Landlord's interest in the Demised Premises by reason of non-payment thereof; provided further that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied. If Tenant fails to post such security or bond or does not diligently contest such lien, Landlord may, upon thirty (30) days notice to Tenant, without investigation of the validity of the lien claim, discharge such lien and Tenant shall reimburse Landlord upon demand for all costs and expenses incurred in connection therewith, which expenses shall include any attorneys' fees, paralegals' fees and any and all costs associated therewith, including litigation through all trial and appellate levels and any costs in posting bond to effect a discharge or release of the lien. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject the Demised Premises to liability under any lien law now or hereafter existing of the state in which the Demised Premises are located.

        19. Services by Landlord. Landlord shall be responsible for providing for maintenance of, and at all time during the Term shall keep in good condition and repair, the Building Common Area, and, except as required by Section 10(b) hereof, Landlord shall be responsible for no other services whatsoever. Tenant, by payment of Tenant's share of the Operating Expenses, shall pay Tenant's pro rata share of the expenses incurred by Landlord hereunder pursuant to Section 6 hereof.

        20. Fire and Other Casualty. In the event the Demised Premises are damaged by fire or other casualty insured or required hereunder to be insured by Landlord, Landlord agrees to promptly restore and repair the Demised Premises at Landlord's expense, including the Improvements to be insured by Tenant but only to the extent Landlord receives insurance proceeds or adequate alternative funds from Tenant for the restoration of such Improvements to be insured by Tenant. Notwithstanding the foregoing, in the event that the Demised Premises are (i) in the reasonable opinion of Landlord's project architect and Tenant's architect selected pursuant to subsection 17(b) above, acting in cooperation (or such other architect as Landlord or Tenant, as the case may be, may select as its architect for purposes of this Section 20 by written notice to the other within five (5) days of such casualty), so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days after the date of such damage, joint notice of such determination (the "Determination Notice") to be given to Landlord and Tenant by such architects within thirty (30) days of such casualty; or (ii) destroyed or damaged in any material respect during the last Lease Year of the Term (without Tenant having validly extended or thereupon agreeing to extend the Term pursuant to an existing renewal option ), then in the event only part (i) of the immediately preceding sentence applies, then Tenant (not Landlord) may terminate and cancel this Lease effective as of the date of such casualty by giving written notice to the Landlord within thirty (30) days after Tenant's receipt of the Determination Notice, and in the event part (ii) of the immediately preceding sentence applies, then either Landlord or Tenant may terminate and cancel this Lease effective as of the date of such casualty by giving written notice to the other party within thirty (30) days after the date of such casualty. Upon the giving of any such termination notice, all obligations hereunder with respect to periods from and after the effective date of termination shall thereupon cease and terminate. If no such termination notice is given, Landlord shall make such repair or restoration of the Demised Premises to the approximate condition existing prior to such casualty [but, as to the Improvements to be insured by Tenant hereunder, only to the extent of insurance proceeds received by Landlord, provided that nothing herein shall relieve Tenant of its obligation under Section 30(b) hereof to return the Demised Premises to Landlord at the expiration of the Term in substantially the same condition (i.e., with substantially the same Improvements and in good condition and repair) as existed at the Lease Commencement Date, subject to any Tenant's Changes made in accordance with Section 18 hereof], promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Demised Premises (if Tenant is still occupying the Demised Premises). Base Rent and Additional Rent shall proportionately abate during the time that the Demised Premises or any part thereof are unusable by reason of any such damage thereto (except to the extent they remain unusable due to the lack of available insurance proceeds with respect to the Improvements to be insured by Tenant). If Landlord fails to commence restoration within the earlier of thirty (30) days after receipt of all insurance proceeds payable as a result of such casualty (Landlord hereby agreeing to use reasonable efforts to settle any claim promptly following such casualty), or sixty (60) days after the date of such casualty (as such period shall be extended until Landlord shall have received adequate proceeds to restore the Improvements to be insured by Tenant), Tenant may perform the restoration after giving Landlord written notice of its intent to perform such restoration, and Landlord shall reimburse Tenant for the reasonable costs of such restoration actually incurred by Tenant up to the amount of insurance proceeds payable to Landlord (or which would be payable to Landlord had Landlord carried the insurance required to be carried by it herein) as a result of such casualty, within thirty (30) days after Tenant's request for reimbursement as described below. Any requests for reimbursement made by Tenant shall be accompanied by such documentation as Landlord shall reasonably require showing the actual costs incurred by Tenant, together with full and final lien waivers from all contractors performing the work. If Landlord has not paid to Tenant such amount or given Tenant notice of reasonable objection to such amount within such thirty (30) day period, or if Landlord's objection to such amount is resolved against Landlord by agreement of the parties or by a court of competent jurisdiction to which the dispute has been submitted by either party, then Tenant may offset the reasonable and actual out-of pocket cost of such restoration from future Monthly Base Rent Installments next coming due hereunder until Tenant has been reimbursed in full therefor, such offset for any given month to be up to, but not to exceed, one-half (1/2) of the Monthly Base Rental Installment due for such month.

        21. Condemnation.

                (a) If (i) all of the Demised Premises is taken or condemned for a public or quasi-public use, (ii) a material portion of the Demised Premises (which shall include one-third (1/3) or more of the loading docks exclusively serving the Demised Premises) is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Tenant in the reasonable opinion of Landlord and Tenant, cooperating together in good faith, (iii) if a taking or condemnation reduces the number of parking spaces in Tenant's Exclusive Parking Area (as hereinafter defined) to below 250 spaces and Landlord is unable to provide reasonable alternative parking, or (iv) if in connection with a taking or condemnation access to Tenant's Exclusive Parking Area or the loading area serving the Demised Premises is taken and no alternative access reasonably acceptable to Tenant is provided by Landlord, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor or the date on which (i) Tenant is deprived of possession of the Demised Premises or (ii) such amount of (or access to) Tenant's Exclusive Parking Area, as the case may be. In such event, the Base Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid in full by Tenant to Landlord to that date, all Base Rent, Additional Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive.

                (b) If only part of the Demised Premises is taken or condemned for a public or quasi-public use and this Lease does not terminate pursuant to
Section 21(a), Landlord shall, to the extent of the award it receives, restore the Demised Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable adjustment to the Base Rent and Additional Rent based on the actual loss of use of the Demised Premises suffered by Tenant from the taking.

                (c) Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 21, without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Tenant's moveable trade fixtures, machinery and moving expenses, provided that the making of such claim shall not and does not adversely affect or diminish Landlord's award.

        22. Tenant's Default.

                (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" of Tenant under this Lease:

                               (i)         if Tenant fails to pay Base Rent or
any Additional Rent hereunder as and when such rent becomes due and such failure shall continue for more than ten (10) days after Landlord gives written notice to Tenant of such failure;

                              (ii)         if Tenant fails to pay Base Rent or
any Additional Rent on time more than three (3) times in any period of twelve
(12) months, notwithstanding that such payments have been made within the applicable cure period;

                             (iii)         if Tenant fails to take possession of
the Demised Premises on the Lease Commencement Date or promptly thereafter;

                              (iv)         if Tenant permits to be done anything
which creates a lien upon the Demised Premises and fails to discharge or bond such lien, or post security with Landlord acceptable to Landlord within thirty
(30) days after receipt by Tenant of written notice thereof;

                               (v)         if Tenant fails to maintain in force
all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Landlord gives Tenant written notice of such failure;

                              (vi)         if any petition is filed by or
against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within ninety (90) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

                             (vii)         if Tenant or any guarantor of this
Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors;

                            (viii)         if a receiver, custodian, or trustee
is appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within ninety (90) days following the date of such appointment; or

                              (ix)         if Tenant fails to perform or observe
any other term of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant written notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time.

                (b) Upon the occurrence of any one or more Events of Default, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section 22):

                      (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Demised Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Demised Premises to Landlord on the date specified in such notice; or

                     (ii) Terminate this Lease as provided in Section 22(b)(i) hereof and recover from Tenant all damages (to the exclusion of consequential damages) Landlord may incur by reason of Tenant's default, including, without limitation, an amount which, at the date of such termination, is calculated as follows: (1) the value of the excess, if any, of (A) the Base Rent, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Expiration Date had this Lease not been terminated (the "Remaining Term"), over (B) the aggregate reasonable rental value of the Demised Premises for the Remaining Term (which excess, if any shall be discounted to present value at the "Treasury Yield" as defined below for the Remaining Term); plus (2) the costs of recovering possession of the Demised Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees; plus (3) the unpaid Base Rent and Additional Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Demised Premises. The amount as calculated above shall be deemed immediately due and payable. The payment of the amount calculated in subparagraph (ii)(1) shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.15(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph (ii)(1)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Term, (b) the then current market conditions in the general area in which the Building is located, (c) the likelihood of reletting the Demised Premises for a period of time equal to the remainder of the Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located, (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

                    (iii)         Intentionally omitted;

                     (iv) Without terminating this Lease, in its own name but as agent for Tenant, enter into and upon and take possession of the Demised Premises or any part thereof. Any property remaining in the Demised Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by Landlord's negligence. Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Demised Premises or any portion thereof as the agent of Tenant upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Demised Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

                      (v) Without terminating this Lease, and with or without notice to Tenant, enter into and upon the Demised Premises and, without being liable for prosecution or any claim for damages therefor, maintain the Demised Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

                     (vi)         Intentionally omitted; or

                    (vii) With or without terminating this Lease, allow the Demised Premises to remain unoccupied and collect rent from Tenant as it comes due; or

                   (viii) Pursue such other remedies as are available at law or equity.

                (c) If this Lease shall terminate as a result of or while there exists an Event of Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

                (d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

                (e) No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent or Additional Rent in full or in part following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

                (f) If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred; provided, however, that Landlord and Tenant shall each reimburse the other for the reasonable and actual attorneys' fees incurred by such other party in connection with any litigation initiated by Landlord or Tenant, as the case may be, pursuant to this Lease which results in a final, unappealable judgment as to the merits in the other party's favor.

        23. Landlord's Right of Entry. Tenant agrees to permit Landlord and the authorized representatives of Landlord and of Lender to enter upon the Demised Premises at all reasonable times for the purposes of inspecting the Demised Premises and Tenant's compliance with this Lease, and making any necessary repairs thereto; provided that, except in the case of an emergency posing significant physical damage to the Demised Premises, including, without limitation, Tenant's property located within the Demised Premises, or injury to persons, Landlord shall give Tenant at least forty-eight (48) hours prior written notice of Landlord's intended entry upon the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any work required of Tenant hereunder, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. Landlord shall not be liable for inconvenience, annoyance, disturbance or other damage to Tenant by reason of making such repairs or the performance of such work in the Demised Premises or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected; provided, however, that Landlord shall use reasonable efforts not to disturb or otherwise interfere with Tenant's operations in the Demised Premises in making such repairs or performing such work. Landlord also shall have the right to enter the Demised Premises at all reasonable times during the Term to exhibit the Demised Premises to any prospective purchaser or mortgagee thereof, and at all reasonable times during the last six (6) months of the Term to exhibit the Demised Premises to any prospective tenant thereof.

        24. Lender's Rights.

                (a)  For purposes of this Lease:

                      (i) "Lender" as used herein means the holder of a Mortgage;

                     (ii) "Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Demised Premises, and any amendments, modifications, extensions or renewals thereof.

                (b) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage provided that the holder of said Mortgage agrees not to disturb Tenant's possession of the Demised Premises or otherwise diminish Tenant's rights hereunder so long as Tenant is not in default hereunder beyond any applicable grace or cure period, as evidenced by a subordination and non-disturbance agreement signed by said holder which agreement shall include (i) conditions substantially in the form contained in Section 24(e) of this Lease, (ii) a requirement that said holder be given notice and opportunity to cure a landlord default and (iii) other commercially reasonable provisions customarily required by such holder and reasonably acceptable to Tenant. Tenant shall promptly execute such a subordination and non-disturbance agreement upon Landlord's request.. Tenant recognizes and acknowledges the right of Lender to foreclose or exercise the power of sale against the Demised Premises under any Mortgage.

                (c) Tenant shall, in confirmation of the subordination set forth in Section 24(b) and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to Lender any and all instruments requested by either of them to evidence such subordination, provided that such instrument contains the non-disturbance provisions referred to in Section 24(b) above.

                (d) At any time during the Term, Lender may, by written notice to Tenant, make this Lease superior to the lien of its Mortgage. If requested by Lender, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lender, any and all instruments that may be reasonably necessary to make this Lease superior to the lien of any Mortgage.

                (e) If Lender (or Lender's nominee, or other purchaser at foreclosure) shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, if requested by such successor, attorn to and recognize such successor as Tenant's landlord under this Lease without change in the terms and provisions of this Lease and shall promptly execute and deliver any instrument that may be reasonably necessary to evidence such attornment, provided that such successor shall not be bound by (i) any payment of Base Rent or Additional Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, and then only if such prepayments have been deposited with and are under the control of such successor, (ii) any provision of any amendment to the Lease to which Lender has not consented (unless such amendment merely confirms the occurrence of an event or a decision by Landlord or Tenant which is expressly contemplated by a specific provision hereof), (iii) the defaults of any prior landlord under this Lease, unless the same shall be continuing, or (iv) any offset rights arising out of the defaults of any prior landlord under this Lease (unless if such right of offset is expressly provided in this Lease and Lender has been given notice of an opportunity to cure Landlord's default which gave rise to Tenant's offset right). Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

                (f) Tenant hereby acknowledges that the Building is currently subject to a Mortgage in favor of Bank of America, N.A. d/b/a NationsBank, N.A. ("Bank of America"). It shall be a condition of this Lease and of Tenant's obligation to accept the Demised Premises that Landlord deliver a subordination, non-disturbance and attornment agreement to Tenant, executed by Bank of America and to be executed by Tenant, substantially in the form attached hereto as Exhibit G, with such modifications as Tenant may reasonably request. In the event there is any other Mortgage at any time during the Term, Landlord shall use reasonable efforts to cause the Lender to enter into a subordination, nondisturbance and attornment agreement with Tenant reasonably satisfactory to Tenant and consistent with this Section 24.

        25. Estoppel Certificate. Landlord and Tenant agree, at any time, and from time to time, within fifteen (15) days after written request of the other, to execute, acknowledge and deliver a statement in writing in recordable form to the requesting party and/or its designee certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified), (ii) the dates to which Base Rent, Additional Rent and other charges have been paid, (iii) whether or not, to the best of its knowledge, there exists any failure by the requesting party to perform any term, covenant or condition contained in this Lease, and, if so, specifying each such failure, (iv) (if such be the case) Tenant has unconditionally accepted the Demised Premises and is conducting its business therein, and (v) and as to such additional matters as may be reasonably requested, it being intended that any such statement delivered pursuant hereto may be relied upon by the requesting party and by any purchaser of title to the Demised Premises or by any mortgagee or any assignee thereof or any party to any sale-leaseback of the Demised Premises, or the landlord under a ground lease affecting the Demised Premises.

        26. Landlord Liability. No owner of the Demised Premises, whether or not named herein, shall have liability hereunder after it ceases to hold title to the Demised Premises, provided any transferee assume in writing Landlord's obligations under this Lease arising from and after the date of such transfer. Neither Landlord nor any officer, director, shareholder, partner or principal of Landlord, whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease. In the event Landlord is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the equity of Landlord in the Building (and any future rents and profits derived therefrom) for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of Landlord's equity interest in the Building. Notwithstanding the foregoing provisions of this
Section 26, Industrial Developments International (Tennessee), L.P. ("IDI") (but not its officers, directors, shareholders, employees, partners or principals) shall be personally liable for the completion of the construction and installation of the Improvements in accordance with the Plans and Specifications, and, other than any collateral or other grants or assignments made in connection with any construction financing of such work, IDI shall not grant a security interest in, nor assign or convey any of its ownership of, the Demised Premises prior to substantial completion of such work, unless, in connection with any such conveyance, IDI agrees to remain liable for completion of all such work (and provides Tenant with reasonable evidence of such agreement).

        27. Notices. Any notice required or permitted to be given or served by either party to this Lease shall be deemed given when made in writing, and either (i) personally delivered, (ii) deposited with the United States Postal Service, postage prepaid, by registered or certified mail, return receipt requested, or (iii) delivered by licensed overnight delivery service providing proof of delivery, properly addressed to the address set forth in Section 1(m) (as the same may be changed by giving written notice of the aforesaid in accordance with this Section 27). If any notice mailed is properly addressed with appropriate postage but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing. The time period in which a party must respond to any such notice given by deposit with the United States Postal Service pursuant to part (ii) hereof shall commence upon such party's actual receipt of such notice as evidenced by the return receipt,

        28. Brokers. Landlord and Tenant hereby represent and warrant, each to the other that, except for those parties set forth in Section 1(o) (the "Brokers"), the representing party has not engaged or had any conversations or negotiations with any broker, finder or other third party concerning the leasing of the Demised Premises to Tenant who would be entitled to any commission or fee based on the execution of this Lease. Landlord and Tenant hereby indemnify each other against and from any claims for any brokerage commissions (except those payable to the Brokers, all of which are payable by Landlord pursuant to a separate agreement) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing representation by the indemnifying party. The foregoing indemnification shall survive the termination of this Lease for any reason. Tenant hereby acknowledges and agrees that notwithstanding any affiliation between Benchmark Associates and IDI Services Group, Inc. for commission sharing or any other purposes, IDI Service Group, Inc. is only representing Landlord in connection with this Lease and Tenant hereby expressly waives any conflict of interest to which such affiliation may give rise.

        29. Assignment and Subleasing.

                (a) Tenant may not assign, mortgage, pledge, encumber or otherwise transfer this Lease, or any interest hereunder, or sublet the Demised Premises, in whole or in part, without on each occasion first obtaining the prior express written consent of Landlord, which consent Landlord shall not unreasonably withhold. Any change in control of Tenant resulting from a merger, consolidation, stock transfer or asset sale shall be considered an assignment or transfer which requires Landlord's prior written consent.

                (b) Notwithstanding subsection (a) of this Section 29, provided that no Event of Default has occurred and is then continuing, Tenant shall have the right, upon fifteen (15) days prior written notice to Landlord, (i) to sublet all or part of the Demised Premises to Barnes & Noble, Inc. or Bertlesmann, Inc., Tenant's parent companies (each a "Parent"), or to any entity which is a direct or indirect wholly-owned subsidiary of Tenant or of either Parent (any of such entities being herein called a "Parent Affiliate"); or (ii) to assign this Lease (x) to a Parent or a Parent Affiliate or to (y) a successor corporation into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property or stock, provided that, with respect to an assignment pursuant to (ii)(y), such successor corporation assumes substantially all of the obligations and liabilities of Tenant and, after such transaction, shall have a tangible net worth at least equal to $150,000,000.00, as determined in accordance with GAAP (or a lesser amount if Tenant shall deliver to Landlord in connection therewith a letter of credit in form and from a bank or other financial institution reasonably satisfactory to Landlord in the amount of the lesser of Annual Base Rent for the last full year of the then current Term, or Annual Base Rent for the remainder of the then current Term (the latter, if applicable, to be increased from time to time to the Annual Base Rent for the last full year of any subsequent renewal Terms if and when applicable). Any sublease or assignment pursuant to and in compliance with this subsection (b) shall be referred to herein as a "Related Assignment". With respect to any Related Assignment, Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this subsection (b) have been satisfied. Nothing in this Section 29 shall prohibit Tenant from (i) allowing portions of the Demised Premises (not to exceed more than twenty-five percent (25%) of the floor area thereof in the aggregate at any one time) to be used by unrelated third parties for the warehousing and distribution of retail consumer goods that are compatible with Tenant's consumer goods (and which are to be distributed to Tenant's internet customers from the Demised Premises), provided that the goods warehoused and sold and the other activities conducted by such third parties in and from the Demised Premises are in compliance with the Permitted Use provisions hereof and with all of the other terms and conditions of this Lease,, and (ii) engaging a third party logistics manager to coordinate Tenant's operations from the Demised Premises. Any third parties using or operating from or within the Demised Premises pursuant to part (i) and/or part (ii) of the immediately preceding sentence shall be deemed to constitute "Tenant's Affiliates" or to otherwise constitute employees or agents of Tenant for all purposes of this Lease.

                (c) If Tenant desires to assign this Lease or sublet the Demised Premises or any part thereof, Tenant shall give Landlord written notice no later than thirty (30) days in advance of the proposed effective date of any proposed assignment or sublease, specifying (i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space within the Demised Premises proposed to be subleased, (iii) the proposed effective date and duration of the assignment or subletting and (iv) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may reasonably request to evaluate the proposed assignment or sublease. Landlord shall have a period of twenty (20) days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to terminate this Lease as to the space so affected as of the proposed effective date set forth in Tenant's notice, in which event Tenant shall be relieved of all further obligations hereunder as to such space, except for obligations under Sections 11 and 28 and all other provisions of this Lease which expressly survive the termination hereof; or (ii) to permit Tenant to assign or sublet such space; or (iii) to refuse, in Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Demised Premises. If Landlord should fail to notify Tenant in writing of such election within the aforesaid twenty (20) day period, Landlord shall be deemed to have elected option (ii) above. Tenant agrees to reimburse Landlord for reasonable legal fees and any other reasonable costs incurred by Landlord in connection with any requested assignment or subletting. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed. This subsection (c) shall not apply to any related assignment.

                (d) No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer. Permitted subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without, however, relieving Tenant of any of its liability hereunder. No such assignment, subletting, occupancy or collection shall be deemed the acceptance of the assignee, tenant or occupant, as Tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease.

        30. Termination or Expiration.

                (a) No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

                (b) At the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Demised Premises and all improvements, alterations and additions thereto, and keys therefor to Landlord, clean and neat, and in substantially the same condition (i.e., with substantially the same Improvements and in good condition and repair) as existed at the Lease Commencement Date, subject to any Tenant's Changes made in accordance with
Section 18 hereof, and excepting normal wear and tear, condemnation and casualty other than that required to be insured against by Tenant hereunder.

                (c) If Tenant remains in possession of the Demised Premises after expiration of the Term, with or without Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant-at-sufferance at the greater of (i) one hundred sixty-five percent (165%) of the then current fair market base rental value of the Demised Premises or
(ii) one hundred sixty-five percent (165%) of the Base Rent in effect at the end of the Term. Tenant shall also continue to pay all other Additional Rent due hereunder during any holdover period described above or below in this subparagraph (c) (including the Selected Holdover Period, and any holdover period thereafter, as applicable), and there shall be no renewal of this Lease by operation of law. Notwithstanding the foregoing, Tenant may notify Landlord in writing at least one hundred eighty (180) days prior to the expiration of the then current Term that Tenant desires to hold over in the Demised Premises for between one (1) and six (6) months (such period selected by Tenant being the "Selected Holdover Period"), whereupon Tenant shall be entitled to remain in possession of the Demised Premises during such Selected Holdover Period and shall pay to Landlord on the first day of each month during the Selected Holdover Period Base Rent at the rate of one hundred twenty-five percent (125%) of the Base Rent in effect at the end of the then current Term. If Tenant shall remain in possession of the Demised Premises after the expiration of the Selected Holdover Period with or without Landlord's acquiescence and without any express agreement of the parties, then Tenant shall be a tenant-at-sufferance at the greater of, (A) with respect to the first six (6) months of such additional holdover period, (i) one hundred sixty-five percent (165%) of the then current fair market base rental value of the Demised Premises or (ii) one hundred sixty-five percent (165%) of the Base Rent that was in effect at the end of the Term (exclusive of the Selected Holdover Period), and, (B) with respect to any months thereafter, (i) two hundred fifteen percent (215%) of the then current fair market base rental value of the Demised Premises or (ii) two hundred fifteen percent (215%) of the Base Rent that was in effect at the end of the Term (exclusive of the Selected Holdover Period). No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Demised Premises shall reinstate, continue or extend the Term or Tenant's right of possession.

        31. Intentionally Omitted.

        32. Late Payments. In the event any installment of rent, inclusive of Base Rent, or Additional Rent or other sums due hereunder, if any, is not paid
(i) within five (5) days after Tenant's receipt of written notice of such failure to pay on the first two (2) occasions during any twelve (12) month period, or (ii) as and when due with respect to any subsequent late payments in any twelve (12) month period, Tenant shall pay an administrative fee equal to three percent (3%) of such past due amount, plus interest on the amount past due at the lesser of (i) the maximum interest rate allowed by law or (ii) a rate of fifteen percent (15%) per annum (the "Interest Rate") to defray the additional expenses incurred by Landlord in processing such payment.

        33. Rules and Regulations. Tenant agrees to abide by the rules and regulations set forth on Exhibit D attached hereto, as well as other rules and regulations reasonably promulgated by Landlord from time to time, so long as such rules and regulations are uniformly enforced against all tenants of Landlord in the Building and do not materially diminish the rights or increase the obligations of Tenant hereunder.

        34. Quiet Enjoyment. So long as Tenant has not committed an Event of Default hereunder, Landlord agrees that Tenant shall have the right to quietly use and enjoy the Demised Premises for the Term.

        35. Miscellaneous.

                (a) The parties hereto hereby covenant and agree that, except as otherwise provided herein, Landlord shall receive the Base Rent, Additional Rent and all other sums payable by Tenant hereinabove provided as net income from the Demised Premises, without any abatement, reduction, set-off, counterclaim, defense or deduction whatsoever.

                (b) If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and that in lieu of such illegal, invalid or unenforceable clause or provision there shall be substituted a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

                (c) All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

                (d)      Time is of the essence of this Lease.

                (e) No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder or to insist upon strict compliance by Landlord or Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's or Tenant's rights to demand exact compliance with the terms hereof.

                (f) This Lease contains the entire agreement of the parties hereto as to the subject matter of this Lease and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. This Lease, entered into as of October 22, 1999, but with an effective date of July 27, 1999, is an amendment to and restatement of that certain Industrial Lease Agreement between Landlord and Tenant originally dated as of September 1, 1999 [but with a true effective date of July, 1999 per the Amendment (as hereinafter defined)], the same having been amended by Lease Amendment dated July, 1999 (the "Amendment"; as so amended, the "Original Lease"); this Amended and Restated Industrial Lease Agreement supercedes and replaces the Original Lease in its entirety, and such Original Lease shall no longer be of any force or effect. The masculine (or neuter) pronoun, singular number shall include the masculine, feminine and neuter gender and the singular and plural number.

                (g) This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant's interest shall not be subject to levy and sale, and shall not be assignable by Tenant except as expressly set forth herein.

                (h) Under no circumstances shall Tenant have the right to record this Lease; provided, however, that upon Tenant's request, Landlord and Tenant shall enter into a recordable Memorandum of Lease, provided such Memorandum of Lease does not disclose the rent payable by Tenant hereunder, and further provided that such Memorandum of Lease is in form reasonably acceptable to Landlord (it being hereby agreed that any such Memorandum of Lease may reference the Right of First Refusal contained in Special Stipulation 6 hereof, but shall not reference the Right of First Notice contained in Special Stipulation 7 hereof).

                (i) The captions of this Lease are for convenience only and are not a part of this Lease, and do not in any way define, limit, describe or amplify the terms or provisions of this Lease or the scope or intent thereof.

                (j) This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                (k) This Lease shall be interpreted under the laws of the State where the Demised Premises are located.

                (l) The parties acknowledge that this Lease is the result of negotiations between the parties, and in construing any ambiguity hereunder no presumption shall be made in favor of either party. No inference shall be made from any item which has been stricken from this Lease other than the deletion of such item.

                (m) The provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

        36. Special Stipulations. The Special Stipulations attached hereto as Exhibit C, are incorporated herein and made a part hereof, and to the extent of any conflict between the foregoing provisions and the Special Stipulations, the Special Stipulations shall govern and control.

        37. Intentionally omitted.

        38. Authority. If Tenant is not a natural person, Tenant shall cause its corporate secretary or general partner, as applicable, to execute the certificate attached hereto as Exhibit E-1. Tenant is authorized by all required corporate or partnership action to enter into this Lease and the individual(s) signing this Lease on behalf of Tenant are each authorized to bind Tenant to its terms. Landlord shall cause its corporate secretary or the corporate secretary of its general partner, as applicable, to execute the certificate attached hereto as Exhibit E-2. Landlord is authorized by all required corporate or partnership action to enter into this Lease and the individual(s) signing this Lease on behalf of Landlord are authorized to bind Landlord to its terms.

        39. No Offer Until Executed. The submission of this Lease to Tenant for examination or consideration does not constitute an offer to lease the Demised Premises and this Lease shall become effective, if at all, only upon the execution and delivery thereof by Landlord and Tenant.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seals, the day and year first above written.

                              LANDLORD:

                              Industrial Developments International (Tennessee), L.P., a Georgia limited partnership

                              By: IDI (Tennessee), Inc., a Georgia corporation, its sole general partner


                                   By:  /s/Timothy L. Gunter
                                        ----------------------------
                                        Name:  Timothy L. Gunter
                                        Title:    Secretary

                                   Attest:   /s/G. Bryan Blasingame, Jr.
                                            ----------------------------
                                        Name:  G. Bryan Blasingame, Jr.
                                        Title:    Assistant Secretary

                                                     [Corporate Seal]





                       [Signatures continued on next page]

                          TENANT:

                          barnesandnoble.com llc, a Delaware
                          limited liability company

                          By:  barnesandnoble.com inc., its Managing Member

                            By:  /s/William F. Duffy
                                 Name:  William F. Duffy
                                 Title:  Vice President, Operations


                                                   [Corporate Seal]

                                   ATTESTATION

Landlord:
--------


STATE OF
         ---------------------------------

COUNTY OF
          -----------------------------


          BEFORE ME, a Notary Public in and for said County, personally appeared __________________________ and, known to me to be the person(s) who, as
___________________________________ and ____________________________________,
respectively, of IDI (Tennessee), Inc., a Georgia corporation, the corporation which executed the foregoing instrument in its capacity as general partner of Landlord, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation, in its capacity as general partner of Landlord, that the same is their free act and deed and they were duly authorized thereunto by the corporation and the partnership.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this day __ of ____________________________, 19___.



                                     __________________________________
                                     Notary Public

                                     My Commission Expires:





                    [Acknowledgments continued on next page]

Tenant:
------


STATE OF
         --------------------------------

COUNTY OF
          ----------------------------


          BEFORE ME, a Notary Public in and for said County, personally appeared __________________________, known to me to be the person who, as
___________________________________ of barnesandnoble.com inc., the corporation which executed the foregoing instrument in its capacity as the managing member of Tenant, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation, that the same is his free act and deed as such officer and he was duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this day of _________________________, 19___ .


                                     ____________________________________
                                     Notary Public

                                     My Commission Expires:

                                    EXHIBIT A

                                Demised Premises

                                    [Diagram]

                                    EXHIBIT B

                                    [Diagram]

                                    EXHIBIT C

                              Special Stipulations

         The Special Stipulations set forth herein are hereby incorporated into the body of the lease to which these Special Stipulations are attached (the "Lease"), and to the extent of any conflict between these Special Stipulations and the preceding language, these Special Stipulations shall govern and control.

1.       Extension Option

         (a) Landlord hereby grants to Tenant four (4) consecutive options to extend the Term for a period of five (5) years each time (each such period to be referred to herein as an "Option Period"), each such option to be exercised by Tenant giving written notice of its exercise to Landlord in the manner provided in this Lease at least two hundred ten (210) days prior to (but not more than three hundred (300) days prior to) the expiration of the Term, as it may have been previously extended. No extension option may be exercised by Tenant if an Event of Default has occurred and is then continuing at the time of exercise of the option.

         (b) If Tenant exercises its option[s] to extend the Term, Landlord shall, within thirty (30) days after the receipt of Tenant's notice of exercise, notify Tenant in writing of the following:

                  (i) Landlord's reasonable determination of the Base Rent for the Demised Premises (including any Refusal Space, as hereinafter defined) during the applicable Option Period based on ninety-five percent (95%) of the market rate for such space, as reasonably determined by Landlord taking into account all relevant factors for space of this type in the Memphis, Tennessee area (which notice shall also remind Tenant that it has ten (10) days in which either to accept Landlord's determination of the Base Rent for the Demised Premises during the applicable Option Period or to select an appraiser pursuant to this Special Stipulation 1 in the event Tenant disagrees with such determination by Landlord of the Base Rent for the Demised Premises during the applicable Option Period). Tenant shall have ten (10) days from its receipt of Landlord's notice to notify Landlord in writing that Tenant does not agree with Landlord's determination of ninety-five percent (95%) of the market rate for such space and that Tenant elects to determine the Prevailing Market Rate (as defined and calculated below). If Tenant does not notify Landlord of such election within ten
         (10) days of its receipt of Landlord's notice, Base Rent for the applicable Option Period for purposes of this subpart (i) of this Special Stipulation 1 shall be as set forth in Landlord's notice to Tenant. The phrase "Prevailing Market Rate" shall mean ninety-five percent (95%) of the then prevailing market rate for base minimum rental calculated on a per square foot basis for leases covering buildings comparable to the Building (as adjusted for any variances between such buildings and the Building) located in the area of Memphis, Tennessee (hereinafter referred to as the "Market Area"). The Prevailing Market Rate shall be determined by an appraisal procedure as follows: in the event that Tenant notifies Landlord that Tenant disagrees with Landlord's determination of ninety-five percent (95%) of the then market rate and that Tenant elects to determine the Prevailing Market Rate, then Tenant shall specify, in such notice to Landlord, Tenant's selection of a real estate appraiser who shall act on Tenant's behalf in determining the Prevailing Market Rate. Within twenty (20) days after Landlord's receipt of Tenant's selection of a real estate appraiser, Landlord, by written notice to Tenant, shall designate a real estate appraiser, who shall act on Landlord's behalf in the determination of the Prevailing Market Rate. Within twenty (20) days of the selection of Landlord's appraiser, the two (2) appraisers shall render a joint written determination of the Prevailing Market Rate, which determination shall take into consideration any differences between the Building and those buildings comparable to the Building located in the Market Area, including without limitation age, location, setting and type of building. If the two (2) appraisers are unable to agree upon a joint written determination within said twenty (20) day period, the two appraisers shall select a third appraiser within such twenty (20) day period. Within twenty (20) days after the appointment of the third appraiser, the third appraiser shall render a written determination of the Prevailing Market Rate by selecting, without change, the determination of one (1) of the original appraisers as to the Prevailing Market Rate and such determination shall be final, conclusive and binding. All appraisers selected in accordance with this subparagraph shall have at least ten (10) years prior experience in the commercial leasing market of the Market Area and shall be members of the American Institute of Real Estate Appraisers or similar professional organization. If either Landlord or Tenant fails or refuses to select an appraiser, the other appraiser shall alone determine the Prevailing Market Rate. Landlord and Tenant agree that they shall be bound by the determination of Prevailing Market Rate pursuant to this paragraph. Landlord shall bear the fee and expenses of its appraiser; Tenant shall bear the fee and expenses of its appraiser; and Landlord and Tenant shall share equally the fee and expenses of the third appraiser, if any;

                  (ii) Landlord's determination of Base Rent for the Demised Premises during the applicable Option Period based on CPI (as hereinafter defined), which amount shall be determined by multiplying the Annual Base Rent in effect during the Lease Year in which the determination is made (blended to take into account any space added to the Demised Premises pursuant to Special Stipulations 6 or 7 or otherwise, and, for purposes of the first (1st) renewal Term only, using $2.79 as the deemed "Annual Base Rental" rate in effect for the initial Demised Premises during the Lease Year in which the determination is made notwithstanding anything in Section 1 of this Lease to the contrary) by a fraction, the numerator of which shall be the CPI most recently published prior to the date on which Landlord's determination is made and the denominator of which shall be the CPI on the first day of the immediately preceding "five (5) year" Term, or extended Term, as the case may be. In making such calculations, no effect shall be given to existing rent concessions or abatements, if any. For purposes of this section, "CPI" shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor for Urban Wage Earners and Clerical Workers:
         Selected Areas, All Items Index, U.S. City Average (1982-84=100); and

                  (iii) Landlord's determination of Base Rent for the Demised Premises during the applicable Option Period based on a fixed increase, which amount shall be determined by multiplying the Annual Base Rent in effect during the Lease Year in which such determination is made (blended to take into account any space added to the Demised Premises pursuant to Special Stipulations 6 or 7 or otherwise, and, for purposes of the first (1st) renewal Term only, using $2.79 as the deemed "Annual Base Rental" rate in effect for the initial Demised Premises during the Lease Year in which the determination is made notwithstanding anything in Section 1 of this Lease to the contrary) by one hundred twelve and one-half percent (112.5%).

Tenant shall have ten (10) days from its receipt of Landlord's notice to notify Landlord in writing that Tenant elects to retract its option to extend the Term, in which case (i) Tenant shall reimburse Landlord upon demand for Landlord's actual out-of-pocket expenses associated with the appraisal approach set forth in subpart (i) above, if applicable, and (ii) the Term, as it may have been previously extended, shall expire on its scheduled expiration date and Tenant's option (and any remaining subsequent options) to extend the Term shall be void and of no further force and effect. If Tenant does not notify Landlord of such retraction within ten (10) days of its receipt of Landlord's notice, Landlord and Tenant hereby agree that the Base Rent that will be in effect for the applicable Option Period shall be the lowest of the Base Rent determinations made in accordance with clauses (i), (ii) and (iii) above; provided, however, that (A) with respect to the first (1st) renewal Term only, an additional $.10 shall be added to the lowest of the per square foot rental rate determinations made in accordance with clauses (i), (ii) and (iii) above, which additional $.10 per square foot shall later be backed out of the Annual Base Rental rate in effect for the first (1st) renewal Term for purposes of making the per square foot rental rate determinations for the second (2nd) renewal Term (if applicable) in accordance with clauses (ii) and (iii) above, and (B) in no event shall the Annual Base Rent for the applicable Option Period be less than the Annual Base Rent rate in effect during the Lease Year immediately preceding the applicable Option Period. In the event Tenant does not validly exercise (or exercises but retracts as permitted herein) the first (1st) renewal option granted herein, then prior to the expiration of the then current Term, Tenant shall pay to Landlord the sum of One Hundred Ninety Thousand and No/100 Dollars ($190,000.00) in immediately available funds.

         (c) Except for the Base Rent, which shall be determined as set forth in subparagraph (b) above, leasing of the Demised Premises by Tenant for the applicable Option Period shall be subject to all of the same terms and conditions set forth in this Lease, including Tenant's obligation to pay Tenant's share of Operating Expenses as provided in this Lease; provided, however, that any improvement allowances, rent abatements or other concessions applicable to the Demised Premises during the initial Term shall not be applicable during any such extended term, nor shall Tenant have any additional extension options unless expressly provided for in this Lease. Landlord and Tenant shall enter into an amendment to this Lease to evidence Tenant's exercise of its renewal option. If this Lease is guaranteed, it shall be a condition of Landlord's granting the renewal that Tenant deliver to Landlord a reaffirmation of the guaranty in which the guarantor acknowledges Tenant's exercise of its renewal option and reaffirms that the guaranty is in full force and effect and applies to said renewal.

2. Early Entry. Provided Tenant shall have first obtained any and all permits and other governmental authorizations required in connection therewith, Tenant shall have the right to enter the Demised Premises for the period commencing October 1, 1999 and ending with the Lease Commencement Date (the "Early Entry Period") in order to install its equipment and racking provided that during said period: (i) Tenant shall comply with all terms and conditions of this Lease other than the obligation to pay Base Rent or Additional Rent, (ii) Tenant shall not begin operation of its business (Landlord hereby acknowledging that the installation of racking and a conveyor system, and acceptance of inventory, shall not constitute "operation of business"), and (iii) Tenant shall not interfere with Landlord's completion of the Demised Premises. Landlord hereby agrees that on or before the commencement of the Early Entry Period, as such date may be extended by Construction Delay, Landlord shall deliver to Tenant approximately 150,000 square feet of secure (i.e., all walls and doors constructed) warehouse space within the Demised Premises, complete with lights, floor, floor seal and sprinkler system installed in accordance with the Plans and Specifications (and in compliance with applicable building codes to the extent necessary to allow Tenant to exercise is rights under this Special Stipulation 2), said space being delineated in the Operational Plan comprising a part of the Performance Specifications.

3. Operating Expenses - Cap on Controllable Expenses. Landlord and Tenant hereby acknowledge and agree that for purposes of calculating Tenant's proportionate share of Operating Expenses (as Tenant's proportionate share may have been adjusted to account for any changes in the size of the Demised Premises due to any expansions or reductions) for the Building and the Building Common Area attributable to all items except taxes, utilities, insurance, and snow removal (which four (4) items shall be referred to collectively herein as the "Non-Controllable Expenses," and Operating Expenses attributable to all items other than the Non-Controllable Expenses being referred to collectively herein as "Controllable Expenses"), such Controllable Expenses shall not exceed $0.05 per square foot of the Building in calendar year 1999 (the "Initial Cap"), which Initial Cap shall be increased each calendar year thereafter by the lesser of
(a) the increase, if any, in CPI for the period beginning with December 31 of the previous calendar year and ending with December 31 of the calendar year in question, or (b) ten percent (10%) (such lesser amount for the calendar year in question being referred to as the "Cap" for such calendar year). The amount attributable to Controllable Expenses for the Building and the Building Common Area for any calendar year after 1999, for purposes of determining the amount of Tenant's proportionate share of Operating Expenses for such calendar year only (as Tenant's proportionate share may have been adjusted to account for any changes in the size of the Demised Premises due to any expansions or reductions), shall never exceed the Cap applicable to such calendar year. Any proration of Tenant's share of Operating Expenses for any partial calendar year included within the Term shall be prorated in accordance with the last sentence of Section 6(a) of the Lease.

4.       Reimbursable Costs and Tenant Allowance Work.

         (a) Landlord and Tenant hereby agree that Landlord shall pay for and install the heating, air conditioning and ventilation system (such installation to be in accordance with Section 14.4 of the Performance Specifications) and the energy management system in the warehouse portion of the Demised Premises, and that the combined cost thereof, less the sum of $90,000.00 (the "Net Combined Cost"), shall be reimbursed by Tenant to Landlord in full within ten (10) calendar days following Tenant's receipt of a bill therefor from Landlord (accompanied by a paid invoice or other evidence reasonably satisfactory to Tenant of the cost incurred by Landlord for such work), which bill may be delivered by Landlord at any time after substantial completion of the Improvements.

         (b) Landlord and Tenant hereby acknowledge that Landlord is providing an allowance with respect to the following portions of Landlord's work within the Demised Premises (collectively, the "Allowance Work"): electrical distribution for Tenant's equipment, the alarm system, the mezzanine related sprinkler system and the computer room; the total allowance with respect to the Allowance Work being in the amount of $290,000.00 (which total is hereinafter referred to as the "Maximum Allowance", and which Maximum Allowance may be allocated between and among the Allowance Work items, and/or any upgrades or changes made by Tenant in the Plans and Specifications for which Tenant would be obligated to pay pursuant to the terms and conditions hereof, in such manner as Tenant may elect). Upon substantial completion of the Improvements, Landlord shall deliver to Tenant a bill for all amounts expended in connection with the Allowance Work and/or such upgrades or changes in excess of the Maximum Allowance, and Tenant agrees to pay such bill in full to Landlord within ten
(10) calendar days following receipt of such bill. If the actual aggregate cost attributable to the Allowance Work, less any cost savings resulting solely from any reduction in the scope of the Plans and Specification made by Tenant (the "Net Work Cost"), is less than the Maximum Allowance, the difference between the Maximum Allowance and such Net Work Cost (such difference being referred to herein as the "Net Savings"), up to a maximum equal to the Net Combined Cost, shall be credited by Landlord against the Net Combined Cost owing from Tenant to Landlord pursuant to part (a) of this Special Stipulation 4 above. Tenant shall not be entitled to any payment or other remuneration from Landlord for any Net Savings in excess of The Net Combined Cost. For an illustration of the operation of this Stipulation 4 (and for illustration purposes only), if (i) the Net Combined Cost under subparagraph (a) above is $700,000.00, and (ii) the actual aggregate cost attributable to the Allowance Work is $300,000.00, and there is a cost savings resulting solely from a reduction in the scope of the Plans and Specification made by Tenant equal to $100,000.00, for a Net Work Cost of $200,000.00, then the Net Savings would be calculated as follows: $290,000.00 (the Maximum Allowance) - $200,000.00 (the Net Work Cost) = $90,000.00 (the Net Savings), and Tenant would only be responsible for reimbursing Landlord for $610,000.00 of the Net Combined Cost [i.e., $700,000.00 - $90,000.00 =
$610,000.00]. For purposes of this Special Stipulation 4, the cost of performance of the Allowance Work shall be deemed to include, but not be limited to, the cost of plans and specifications, permits and all tenant buildout attributable or allocable thereto.

         (c) After a final determination is made pursuant to this Special Stipulation 4 regarding any amounts or credits owing from one party to the other and after all such payments or credits are made, Landlord and Tenant shall, upon request of either Landlord or Tenant, execute and deliver an amendment and restatement of this Lease which will delete this Special Stipulation 4 in its entirety and any reference elsewhere in this Lease to the provisions of this Special Stipulation 4.

5. Intentionally omitted.

6. Right of First Refusal. So long as the Lease is in full force and effect and no Event of Default has occurred and is then continuing, Landlord hereby grants to Tenant a right of first refusal (the "Right of First Refusal") to expand the Demised Premises to include all or any portion of the remaining 160,000 square feet of space within the Building (the "Refusal Space"), subject to the terms and conditions set forth herein. The Right of First Refusal shall be subject to the following terms and conditions:

         (a) Tenant's then current financial condition, as revealed by its most current financial statements (which shall include quarterly and annual financial statements, including income statements, balance sheets, and cash flow statements, as required by Landlord), must demonstrate that Tenant meets financial criteria reasonably acceptable to Landlord.

         (b) The term of the Right of First Refusal shall commence as of the Lease Date and continue throughout the first eleven (11) Lease Years of the Term (the "Refusal Period"), assuming any such Lease Years after the initial Term are in effect as a result of Tenant having exercised the applicable extension options hereunder.

         (c) Subject to the other terms of this Right of First Refusal, after any part of the Refusal Space has or will become "Available Refusal Space" (as defined herein) for leasing by Landlord, Landlord shall not, during the Refusal Period, lease to another tenant that available portion of the Refusal Space without first offering Tenant the right to lease such Refusal Space.

                  (i) Space shall be deemed to become "Available Refusal Space" in the event Landlord, during the Refusal Period, either (1) receives a bona fide proposal for the lease of some or all of the Refusal Space from a third party that Landlord desires to secure, the terms of which are acceptable to Landlord, or (2) makes a bona fide proposal for the lease of some or all of the Refusal Space to a third party that Landlord desires to secure and that such third party is willing to accept.

                  (ii) Notwithstanding subsection (c)(i) above, the Refusal Space shall not be deemed to become "Available Refusal Space" if the space is assigned or subleased by the current tenant of the space; or re-let by a current tenant of the space by renewal, extension, or renegotiation.

         (d) Consistent with subsection (c) above, Landlord shall not lease any such Available Refusal Space to another tenant unless and until Landlord has first offered the Available Refusal Space to Tenant in writing (the "Offer"). The Offer shall contain the following terms that have been offered by Landlord to the third party and that such third party is willing to accept, or by the third party to Landlord and such terms are acceptable to Landlord: (i) a description of the Available Refusal Space (which description shall include the square footage amount and location of such Available Refusal Space) and an attached floor plan that shows the Available Refusal Space; (ii) the date on which Landlord expects the Available Refusal Space to be leased; (iii) the Base Rent for the Available Refusal Space; and (iv) the increase in Tenant's Operating Expense Percentage as defined in Paragraph 1(j) of the Lease. Upon receipt of the Offer, Tenant shall have the right, for a period of three (3) business days after receipt of the Offer, to exercise the Right of First Refusal by giving Landlord written notice that Tenant desires to lease the Available Refusal Space upon the terms and conditions as are contained in the Offer.

         (e) If, within such three (3) business-day period, Tenant exercises the Right of First Refusal, then Landlord and Tenant shall amend the Lease to include the Available Refusal Space subject to the same terms and conditions as the Lease, as modified by the terms and conditions of the Offer.

         (f) If, within such three (3) business-day period, Tenant declines or fails to exercise the Right of First Refusal, Landlord shall then have the right to lease the Available Refusal Space as long as Landlord enters into a lease with a third party under the basic terms and conditions contained in the Offer. If Landlord does not enter into a lease with a third party under the terms and conditions contained in the Offer within one hundred eighty (180) days after Tenant receives the Offer, or if Landlord desires to materially alter or modify the terms and conditions of the Offer, Landlord shall be required to present the altered or modified Offer to Tenant pursuant to this Right of First Refusal, in the same manner that the original Offer was submitted to Tenant.

 .
         (g) In the event that the Available Refusal Space is leased to such a third party, this Right of First Refusal shall continue throughout the Refusal Term, but shall be subordinate to any extension or renewal options contained in said third party lease. Further, if at the end of the term of said third party lease, said third party tenant desires to remain in the Available Refusal Space, Landlord shall be entitled to renew said lease and this Right of First Refusal shall be subject and subordinate to said renewal.

         (h) Without limiting the foregoing, Landlord hereby agrees that, if as of the beginning of the second Lease Year of this Lease or at any time thereafter during the remainder of the Refusal Period the Refusal Space is or becomes "Available Offer Space" (as defined herein), Landlord shall provide Tenant with prompt written notice thereof (provided that IDI shall thereafter be under no obligation whatsoever to accept, entertain, or negotiate or enter into any agreement in respect of any such Available Offer Space other than in accordance with the foregoing right of first refusal provisions of this Special Stipulation 6, if and when applicable). The Refusal Space shall be deemed to be "Available Offer Space" if and when there exists no written lease or occupancy agreement in full force and effect with respect thereto, provided that the Refusal Space shall not be deemed to be "Available Offer Space" if the space is
(a) assigned or subleased by the current tenant of the space; or (b) re-let by the current tenant of the space by renewal, extension, or renegotiation or (c) leased on a temporary basis for a period of less than twelve (12) months without any right to extend.

         (i) This Right of First Refusal is personal to barnesandnoble.com llc (and any assignee pursuant to part (ii) of the first sentence of subsection 29(b) of this Lease) and shall become null and void upon the occurrence of an assignment of the Lease (except for an assignment allowed without Landlord's consent under part (ii) of the first sentence of subsection 29(b) of this Lease) or a sublet of all of the Demised Premises (other than pursuant to part (i) of the first sentence of subsection 29(b) of the Lease).

The parties shall promptly execute an amendment to this Lease to reflect the addition of any portion of the Refusal Space to the Demised Premises pursuant to the terms of this Special Stipulation 6.

7.      Right of First Notice.

        (a) So long as the Lease is in full force and effect and no Event of Default has occurred and is then continuing, and so long as Industrial Developments International (Tennessee), L.P. ("IDI") is the "Landlord" under this Lease, IDI hereby agrees to notify Tenant in writing prior to IDI 's sale, lease or commencement of development of the adjacent site within the Project located to the west of the Building, which site is currently owned by IDI and is designated as the "Building A Site" on the Site Plan. Tenant shall have the right to respond to such notice, within ten (10) calendar days after IDI 's delivery of such notice, by delivering to IDI a proposal for the lease (including an expansion of the Building onto the Building A Site) or purchase of such site by Tenant. Tenant hereby acknowledges that IDI shall be under no obligation whatsoever to accept, entertain, or negotiate or enter into any agreement in respect of, Tenant's proposal. If within such ten (10)-day period, Tenant declines or fails to submit such proposal, or IDI and Tenant do not enter into any binding agreement to the contrary, then IDI shall be entitled to proceed with the sale, lease or development of the Building A Site upon such terms and conditions as IDI may elect in its sole and absolute discretion, and shall no longer be subject to this Special Stipulation 7. Tenant's right to receive notice of the sale, lease or development of the Building A Site is personal to barnesandnoble.com llc (and any assignee pursuant to part (ii) of the first sentence of subsection 29(b) of this Lease) and shall become null and void upon the occurrence of an assignment of the Lease (except for an assignment allowed without Landlord's consent under part (ii) of the first sentence of subsection 29(b) of this Lease) or a sublet of all of the Demised Premises (other than pursuant to part (i) of the first sentence of subsection 29(b) of the Lease).

         (b) The following transactions shall be excluded from IDI's obligation to provide Tenant with the notice set forth in subsection (a) above:

                  (i) A sale of the Building A Site by foreclosure or transfer in lieu of foreclosure of a deed to secure debt loan.

                  (ii) A sale of the Building A Site to the appropriate condemning authority pursuant to eminent domain or under threat of eminent domain.

8. PILOT Program. Tenant shall have the right to attempt to reduce the real estate taxes and other impositions for the Demised Premises by participating in the Payment In Lieu Of Taxes ("PILOT Program") available through the City of Memphis and Shelby County, Tennessee. Tenant shall be responsible for preparing and filing the application for such PILOT Program and paying all fees in connection therewith. Landlord will cooperate with Tenant (which cooperation shall include attendance at meetings or hearings, supplying supporting documentation and executing documents reasonably required to obtain the benefits of the Pilot Program) in its attempt to participate in the PILOT Program but Landlord shall not be obligated to incur any expenses in connection with such cooperation. Tenant shall promptly reimburse to Landlord any and all of Landlord's expenses related to the PILOT Program, including, but not limited to, attorneys' fees and the cost of a leasehold title insurance policy insuring Landlord's interest in the Demised Premises if the PILOT Program requires Landlord to convey title to the Building (any such conveyance to be subject to Bank of America's, or any other then current Lender's, prior written consent, which consent Landlord hereby agrees to diligently and in good faith pursue, and, if so consented to, to be subject to Bank of America's, or such other Lender's, Mortgage; provided, however, that in the event any such Lender does not consent to any such conveyance upon the terms and conditions set forth herein, Landlord shall and does hereby agree promptly to pay the note evidenced by any such Mortgage, and to satisfy or release the Building from the lien of such Mortgage, in full). Tenant agrees to prepare and file such application and pursue participation of the Demised Premises in the PILOT Program in a manner reasonably acceptable to Landlord so as to minimize to the greatest extent reasonably possible any adverse affect on Landlord's ability to sell, finance or market the Demised Premises. If the City of Memphis or Shelby County, Tennessee elects not to include the Demised Premises in the PILOT Program or Tenant is unable to qualify the Demised Premises for participation in the PILOT Program, Tenant shall nevertheless remain fully obligated to pay the real estate taxes and other impositions as described in Section 6 of this Lease without any change or reduction in such obligations and such Tenant's obligations under this Lease shall not be affected in any way whatsoever. In the event that Tenant is successful in making the Demised Premises part of the PILOT Program, (a) Landlord shall pass through to Tenant all reductions or abatements applicable to the Demised Premises, and (b) Landlord and Tenant agree and acknowledge that:

                  (i) Participation in the PILOT Program requires Landlord to convey title to the Demised Premises to The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee (the "IDB") with a leaseback of the Demised Premises to Landlord (the "PILOT Lease") and thus, this Lease shall automatically become a sublease for the term of the PILOT Lease and subject to the terms and conditions of the PILOT Lease. Tenant shall execute any and all documents reasonably necessary to confirm the status of this Lease as a sublease of the PILOT Lease, and that this Lease shall survive and become a prime lease if the Term shall extend beyond the term of the PILOT Lease.

                  (ii) Tenant shall review and approve the PILOT Lease and shall comply with all terms and conditions thereof. Tenant acknowledges that Additional Rent under this Lease to be paid by Tenant shall include any payments Landlord is required to make under the PILOT Lease. Tenant shall indemnify Landlord from and against all claims, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and court costs, which Landlord may suffer as a result of a default under the PILOT Lease caused by the acts or omissions of Tenant.

                  (iii) The documents to be executed by Landlord to implement the PILOT Program must be in a form reasonably acceptable to Landlord. The PILOT Lease must contain an option in favor of Landlord to purchase the Demised Premises for One Dollar (or such greater amount acceptable to Landlord and Tenant, which shall be paid by Tenant) (the "Option") and Landlord shall receive a leasehold title insurance policy, the cost of which shall be paid by Tenant, insuring Landlord's interest as tenant under the PILOT Lease and the Option.

9. Measurement of Demised Premises. Within sixty (60) calendar days after substantial completion of the Demised Premises, either party may have the Demised Premises and Building measured by a licensed architect other than the project architect for the initial design of the Demised Premises, based on a "drip-line" measurement from the outside of the exterior walls of the Building and the Demised Premises and to the middle of any demising wall of the Demised Premises. The architect shall be subject to the other party's prior approval, which approval shall not be unreasonably withheld or delayed. The square footage so certified by such architect shall conclusively determine the square footage of the Building (the "Building Square Footage") and the square footage of the Demised Premises (the "Demised Premises Square Footage") for all purposes under this Lease, including, without limitation, calculation of Annual Base Rent and Monthly Base Rent Installments. If the Building Square Footage and the Demised Premises Square Footage differ from the amounts set forth in Sections 1(b) and 1(c) above, the Annual Base Rent and Monthly Base Rent Installments shall be adjusted on the basis of the square footage of the Building and the Demised Premises so certified by such architect, using the rental rates per square foot set forth in Section 1(d) above. In addition, Tenant's Operating Expense Percentage in Section 1(j) shall be adjusted as necessary. If neither party elects to have the Demised Premises and Building measured in accordance with this Special Stipulation 9, then the square footage of the Demised Premises and Building shall be deemed to be as set forth in Sections 1(b) and 1(c) above.

10. Operating Expense Exclusions. Notwithstanding any contrary provision in the Lease, Operating Expenses for any calendar year shall exclude (in addition to any exclusions set forth in Section 6 of this Lease) the following:

        (a) work that Landlord performs for any other tenant or prospective tenant of the Project;

        (b) repairs or other work (including rebuilding) occasioned by fire, windstorm or other casualty or by condemnation to the extent that Landlord is reimbursed by insurance proceeds or would have been reimbursed if Landlord had maintained the insurance policies required herein;

        (c) any costs that are separately charged to and payable by tenants or for which Landlord is compensated by insurance proceeds or warranties (or would have been compensated if Landlord had maintained the insurance policies required herein);

        (d) leasing commissions and expenses of procuring tenants, including lease concessions;

        (e) advertising or promotional costs including advertising or promotional costs incurred by any owners' or tenant association;

        (f) depreciation, except as provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation would otherwise have been included in the charge for such third party's services, all as determined in accordance with GAAP, and when depreciation is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

        (g) interest on debts or amortization on any mortgage or other debt instrument encumbering the Building;

        (h)     rent payable under any lease to which this Lease is subject;

        (i) costs and expenses of enforcing leases against tenants, including legal fees;

        (j) any administrative fee, office overhead and/or managing agents' commissions, and salaries of off-premises personnel (other than maintenance personnel, which shall be prorated on a reasonable basis to account for any other Buildings owned by Landlord and maintained by such maintenance personnel);

        (k) expenses resulting from any violation by Landlord of the terms of any lease of space in the Project or of any ground or underlying lease or any mortgage;

        (l) the repair of any part of the Building Common Area that was inadequately designed or defectively constructed;

        (m) expenses for vacant or vacated space, including utility, security and renovating costs for such space;

        (n)     reserves for future expenses;

        (o) all costs and expenses associated with compliance with Environmental Laws; and

        (p)     assessments under the Declaration.

        For purposes of determining Tenant's share of Operating Expenses, but without limiting anything in Section 6(c) of this Lease, taxes shall not include any: (1) income, excise, profits, estate, inheritance, succession, gift, transfer, franchise, capital, or other tax or assessment upon Landlord; (2) fine, penalty, cost or interest for any tax or assessment, or part thereof, which Landlord or Lender failed to timely pay (except if same are caused solely by Tenant's failure to timely pay its taxes); (3) assessment for a public improvement arising from the initial construction of the Building or Project; and (4) fees imposed upon Landlord in connection with Landlord's development of the Building and/or Project. All assessments imposed during the Term which are permitted to be included within taxes hereunder shall, for the purposes of computing Tenant's share of Operating Expenses, be deemed to have been paid in the maximum number of installments permitted by the applicable taxing authority.

11.     Inspection Rights.

        (a) Landlord's books and records pertaining to the calculation of Operating Expenses for any calendar year within the Term may be inspected by Tenant (or by an independent certified accountant) at Tenant's expense, at any reasonable time within one (1) year after Tenant's receipt of Landlord's statement for Operating Expenses; provided that Tenant shall give Landlord not less than fifteen (15) days' prior written notice of any such inspection. If Landlord's calculation of Tenant's share of Operating Expenses for the inspected calendar year was incorrect, then Tenant shall be entitled to a credit against future Base Rent for said overpayment (or a refund of any overpayment if the Term has expired) or Tenant shall pay to Landlord the amount of any underpayment, as the case may be. If Tenant's inspection proves that Landlord's calculation of Tenant's share of Operating Expenses for the inspected calendar year resulted in an overpayment by more that five percent (5%) of Tenant's share, Landlord shall also pay the reasonable fees and expenses of Tenant's independent professionals, if any, conducting said inspection.

        (b) All of the information obtained through Tenant's inspection with respect to financial matters (including, without limitation, costs, expenses, income) and any other matters pertaining to Landlord, the Demised Premises, the Building and/or the Project as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the inspection shall be held in strict confidence by Tenant and its officers, agents, and employees; and Tenant shall cause its independent professionals and any of its officers, agents or employees to be similarly bound. The obligations within this subsection (b) shall survive the expiration or earlier termination of the Lease.

12. Parking. Landlord acknowledges and agrees that Tenant shall have the exclusive use of (i) forty-five (45) loading docks serving the Demised Premises, and (ii) the parking area located within that portion of the Building Common Area labeled "Tenant's Exclusive Parking Area" on Exhibit A (which shall contain approximately 300 parking spaces). During the initial Term or any extended term of this Lease, Tenant shall have the right to construct and maintain, at its sole cost and expense, a fence either around Tenant's Exclusive Parking Area or in such a manner as to divide and separate it from the remainder of the Building Common Area. Any such construction shall be performed pursuant to plans and specifications reasonably satisfactory to Landlord and in compliance with any and all applicable laws, statutes, ordinances, regulations and protective covenants (including any architectural review requirements thereof). If Tenant elects to install any such fence, Tenant shall, at its sole cost and expense, keep and maintain such fence in good condition and repair, and shall, to the extent any such fencing fully encloses any portions of the Building Common Area, provide Landlord with access to such portions of the Building Common Area in order to perform Landlord's repair, replacement and maintenance obligations with respect thereto. Nothing herein shall limit Tenant's obligation to pay its proportionate share of Operating Expenses for the entire Building Common Area pursuant to Section 6 of this Lease. If Tenant should fail to perform its obligations in the immediately preceding sentence as to maintenance of the fencing, Landlord shall have the right, following reasonable prior notice to Tenant and Tenant's failure to cure or to undertake to cure such failure and to diligently pursue same to completion, to enter into any such fenced in area, without liability or trespass therefor, and to perform such obligations of Tenant, and Tenant shall reimburse Landlord upon demand for all reasonable amounts incurred by Landlord in so doing, which amounts shall bear interest at the lesser of (i) the maximum interest rate allowed by law or (ii) a rate of fifteen percent (15%) per annum, from the date of such demand by Landlord until paid. prior to the expiration of the Term or within ten (10) days following any earlier termination of this Lease, Tenant shall, at Landlord's option, remove any such fencing and repair any damage to the Building or the Building Common Area resulting from such removal, all at Tenant's sole cost and expense. The obligations of Tenant in this Special Stipulation 12 which, by their nature, are to survive the expiration or any earlier termination of the Lease, shall so survive. Landlord agrees that, during the Term of this Lease, it will not construct or permit to be constructed any building, tower or other such structure or improvement of a permanent nature, or plant any tree or other growing plant, or make any other material change whatsoever in Tenant's Exclusive Parking Area, except as necessitated by any Governmental Requirement. Notwithstanding the foregoing, Landlord shall have the right within such area to plant trees and other growing plants pursuant to a landscape plan which provides for the uniform distribution of trees throughout the Building Common Area, and which has been approved by Tenant (such approval not to be unreasonably withheld or delayed).

13. Building Compliance With Law. Landlord represents and warrants to Tenant that, to Landlord's actual knowledge, the design and construction of the Building and the Improvements materially complies with all applicable federal, state, county and municipal laws, ordinances and codes in effect as of the Lease Commencement Date relating to warehousing and distribution buildings similar to the Building generally and/or relating to Tenant's use of the Demised Premises in accordance with the Operational Plan.

14.     Landlord Insurance.

        (a) Landlord shall maintain at all times during the Term of this Lease, with such deductible as Landlord in its sole judgment determines advisable, insurance on the "All-Risk" or equivalent form on a Replacement Cost Basis against loss or damage to the Building. Such insurance shall be in the amount of 80% of the replacement value of the Building (excluding all fixtures and property required to be insured by Tenant under this Lease).

        (b) Landlord shall maintain at all times during the Term commercial liability insurance with limits at least equal to the amount as Tenant is required to maintain pursuant to Section 8(a)(i) of this Lease.

                                    EXHIBIT D

                              Rules And Regulations

These Rules and Regulations have been adopted by Landlord for the mutual benefit and protection of all the tenants of the Building in order to insure the safety, care and cleanliness of the Building and the preservation of order therein. In the event of any conflict between the terms of this Exhibit D and the terms of the Lease, the terms of the Lease shall control.

        1. The sidewalks shall not be obstructed or used for any purpose other than ingress and egress. No tenant and no employees of any tenant shall go upon the roof of the Building without the consent of Landlord.

        2. No awnings or other projections shall be attached to the outside walls of the Building without Landlord's prior written consent, which consent shall not be unreasonably withheld.

        3. The plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances, including Hazardous Substances, shall be thrown therein.

        4. No tenant shall cause or permit any objectionable or offensive odors to be emitted from the Demised Premises.

        5. The Demised Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

        6. No tenant shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with tenants of this or neighboring buildings or premises or those having business with them, except warehouse noises and sounds customarily associated with operation of a warehouse facility for the uses permitted in this Lease.

        7. Each tenant must, upon the termination of this tenancy, return to Landlord all keys of stores, offices, and rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

        8. Canvassing, soliciting and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent such activity.

        9. Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord, which consent is not to be unreasonably withheld or delayed.

        10. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord. Trucks and tractor trailers may only be parked at designated areas of the Building. Trucks and tractor trailers shall not block access to the Building.

        11. No tenant shall use any area within the Project for storage purposes other than the interior of the Demised Premises.

                                   EXHIBIT E-1

                        TENANT'S CERTIFICATE OF AUTHORITY
                                   CORPORATION

         The undersigned, Secretary of BARNESANDNOBLE.COM LLC, a Delaware limited liability company ("Tenant"), hereby certifies as follows to Industrial Developments International (Tennessee), L.P., a Georgia limited partnership ("Landlord"), in connection with Tenant's proposed lease of premises in Building G, at Chickasaw Distribution Center, Shelby County, Tennessee (the "Premises"):

         1. Tenant is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has applied for qualification to do business in the State of Tennessee (and will provide Landlord with evidence of such qualification having been achieved within fifteen (15) days of the Lease
Date).

         2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Tenant, a lease of the Premises and that the signature opposite the name of each individual is an authentic signature:

--------------------          --------------------         ---------------------
         (name)                       (title)                       (signature)

--------------------          --------------------         ---------------------
         (name)                       (title)                       (signature)

--------------------          --------------------         ---------------------
         (name)                       (title)                       (signature)

         3. That the foregoing authority was conferred upon the person(s) named above by the Board of Directors of Tenant's managing member, at a duly convened meeting held _____________, 19___.

                                                --------------------------------
                                                Secretary

                                                              [CORPORATE SEAL]

                                   EXHIBIT E-2

                       LANDLORD'S CERTIFICATE OF AUTHORITY
                                   CORPORATION

         The undersigned, Secretary of IDI (Tennessee), Inc., a Georgia corporation, as sole general partner of INDUSTRIAL DEVELOPMENTS INTERNATIONAL (TENNESSEE), L.P., a Georgia limited partnership ("Landlord"), hereby certifies as follows to barnesandnoble.com llc, a Delaware limited liability company ("Tenant"), in connection with Tenant's proposed lease of premises in Building G, at Chickasaw Distribution Center, Shelby County, Tennessee (the "Premises"):

         1. Landlord is duly formed, validly existing and in good standing under the laws of the State of Georgia, and duly qualified to do business in the State of Tennessee.

         2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of IDI (Tennessee), Inc., as the general partner of Landlord, a lease of the Premises and that the signature opposite the name of each individual is an authentic signature:

--------------------         --------------------          ---------------------
         (name)                      (title)                        (signature)

--------------------         --------------------          ---------------------
         (name)                      (title)                        (signature)

--------------------         --------------------          ---------------------
         (name)                      (title)                        (signature)

         3. Landlord has obtained all requisite partnership consent to enter into the lease of the Premises and IDI (Tennessee), Inc. is authorized to execute the lease on behalf of Landlord.


                                                --------------------------------
                                                Secretary

                                                        [CORPORATE SEAL]

                                    Exhibit F

                                  Sign Criteria

        General Requirements. All signs, including directional and temporary signs, must be approved in writing by the Architectural Committee prior to installation. The location, size, color and construction of signs must be in keeping with the character of the park. Unless otherwise approved in writing by the Architectural Committee, only one (1) Structure-mounted sign per tenant is acceptable. Additionally, unless otherwise approved in writing by the Architectural Committee, the only ground-mounted signs that are permissible are those belonging to a tenant who occupies more than forty percent (40%) of the total square footage of the Structure located on a particular Lot. Except as set forth herein, only signs identifying the occupant's name shall be permitted. All signs must be either attached to the Structure or ground-mounted and adhere to the guidelines set forth herein.

          Structure-Mounted Signs. All signs to be mounted on a Structure shall:

          (a) be installed so as to be parallel to and contiguous with the Structure wall;

          (b) not project more than fifteen (15) inches from the Structure wall;

          (c) at its tallest and widest points, the sign dimensions shall not exceed 66% of the height, nor 66% of the width, of the face of the structure above the storefront;

          (d) have letters constructed as separate pieces of individual construction (pieces may match bn.com's logo);

          (e) be of a design and material compatible with the design of the structure on which it will be installed;

          (f) be of a color matching the structures' primary accent color (i.e., painted reveal) or a dark bronze color to match the storefronts. The sign colors may match bn.com's prototype colors including the orange accent; and

          (g) not contain any internal lighting, unless the Architectural Committee allows any other tenant to do so.



          Ground-Mounted Signs.  All ground-mounted signs shall:
          --------------------

          (a) be installed at least ten (10) feet away from any boundary of the Lot in which sign is erected;

          (b) not be closer than three (3) feet from a driveway or parking area serving the lot in which such sign is to be installed;

          (c) not have a gross surface area of more than fifty (50) square feet;

          (d)    not exceed six (6) feet in height from ground elevation; and

          (e) be connected to the ground along the entire base length of the sign;

          (f) have a base being of a design and material similar to that of the Structure located on the Lot on which such sign is to be installed, with the face of such sign being of a design and material compatible with the design of said Structure;

          (g)    be surrounded by landscaping; and

          (h)    not contain any internal lighting.

                                    EXHIBIT G
                                    ---------

                                  Form of SNDA

                       Bank of America Tennessee Form SNDA

This Instrument Prepared By And
Return To:

Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia  30309-3424
Attn:  Tammi D. Parker, Esq.



             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") dated ___________________, 1999, is made among barnesandnoble.com llc ("Tenant"), Industrial Developments International (Tennessee), L.P. ("Landlord"), and Bank of America, N.A., a national banking association formerly known as NationsBank, N.A., a national banking association ("Mortgagee").

         WHEREAS, Mortgagee is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated September 30, 1998, executed by Landlord, payable to the order of Mortgagee, bearing interest and payable as therein provided, and secured by, among other things, a Tennessee Construction Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Mortgage"), recorded or to be recorded in the real property records of Shelby County, Tennessee, covering, among other property, the land (the "Land") described in Exhibit "A" of the Mortgage, and the improvements ("Improvements") now and hereafter located thereon (such Land and Improvements being herein together called the "Property");

         WHEREAS, Tenant is the tenant under a lease from Landlord dated ____________, 1999 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

         WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

         THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Subordination. Tenant agrees and covenants that the Lease and the rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to
(a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joinder or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Mortgage (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing an instrument which is intended for that purpose and which specifies such subordination; and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination; provided however, notwithstanding that the Lease may by unilateral subordination by Mortgagee hereafter be made superior to the lien of the Mortgage, the provisions of the Mortgage relative to the rights of Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance payable by reason of damage to or destruction of the Premises shall be prior and superior to and shall control over any contrary provisions in the Lease.

         2. Non-Disturbance. Mortgagee agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

                  a. Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and

                  b. Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

         3.       Attornment.
                  ----------

                  a. Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for New Owner to perform; provided, however, that in no event shall the New Owner be:

                           (1)      liable for any act, omission, default,
misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the Property;

                           (2)      subject to any offset, defense, claim or
counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord);

                           (3)      bound by any payment of rent, additional
rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

                           (4)      bound by any amendment, or modification of
the Lease hereafter made, or consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

                           (5)      liable for any deposit that Tenant may have
given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner.

                  b. The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgment of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease.

         4. Estoppel Certificate. Tenant agrees to execute and deliver from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), () that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, and (f) such other matters as may be reasonably requested including any certifications required under
Section 25 of the Lease.

         5. Acknowledgment and Agreement by Tenant. Tenant acknowledges and agrees as follows:

                  a. Tenant acknowledges that Landlord has executed and delivered to Mortgagee in connection with the financing of the Property an Assignment of Lessor's Interest in Leases. Tenant hereby expressly consents to such assignment and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease of the Property, subject to the provisions of this Agreement. Tenant will not amend, alter, terminate, or waive any provision of, or consent to the amendment, alteration, termination or waiver of any provision of the Lease without the prior written consent of Mortgagee, and no termination of the Lease, whether pursuant to the terms of the Lease or otherwise, will be effective without the prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

                  b. Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

                  c. From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act or omission; provided, however, that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee.

                  d. In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

                  e. Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord if such notice or statement has a material impact on the economic terms, operating covenants or duration of the Lease.

                  f. Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

                  g. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

                  h. Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

                  i. Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

                  j. Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

                  k. In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgment from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgment.

                  l. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

                  m. Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

                  n. Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day to day operation of first class establishments similar to the Improvements), which substances are being held, stored, and used in strict compliance with federal, state and local laws. Tenant shall be solely responsible for and shall reimburse Landlord for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, that Landlord may incur by reason of Tenant's violation of the requirements of this Paragraph 5(n).

         6. Acknowledgment and Agreement by Landlord. Landlord, as landlord under the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

         7. Lease Status. Landlord and Tenant certify to Mortgagee that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

         8. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

         9.       Miscellaneous.

                  a. This Agreement supersedes any inconsistent provision of the Lease.

                  b. Nothing contained in this Agreement shall be construed to derogate from in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

                  c. This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

                  d. THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

                  e. The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

                  f. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

                  g. If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

                  h. If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the trustee pursuant to
Section 365(h) of the United States Bankruptcy Code, Tenant agrees with Mortgagee (i) not to treat such lease as terminated and (ii) to remain in possession of the Premises.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date first above written.

                                         TENANT:
                                         ------

                                         Barnesandnoble.com LLC


                                         By:__________________________________
                                              Name:
                                              Title:

                                         Attest:______________________________
                                                  Name:
                                                  Title:

                                                           [CORPORATE SEAL]





STATE OF ____________

COUNTY OF _________

         Personally appeared before me, ________________, a Notary Public in and for said State and County duly commissioned and qualified, ______________________ and ______________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged that they executed the within instrument for the purposes therein contained and who further acknowledged that they are the ___________________ and _______________ respectively of barnesandnoble.com llc, a Delaware limited liability company (the "Tenant"), and are authorized by the Tenant to execute this instrument on behalf of the Tenant.

         Witness my hand, at office, this ____ day of ___________, 1999.

                                    __________________________________
                                    NOTARY PUBLIC

                                    [AFFIX NOTARIAL SEAL]

My Commission Expires:

__________________________

                                         LANDLORD:

                                         Industrial Developments
                                         International (Tennessee), L.P.,
                                         a Georgia limited partnership

                                         By:   IDI (Tennessee), Inc., a Georgia
                                               corporation, its sole general
                                               partner


                                               By:____________________________
                                                    Name:_____________________
                                                    Title:____________________


                                               Attest:________________________
                                                    Name:_____________________
                                                    Title:____________________

                                                  [Corporate Seal]

STATE OF ____________

COUNTY OF _________

         Personally appeared before me, ________________, a Notary Public in and for the said State and County duly commissioned and qualified, ______________________ and _________________________ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged that they executed the within instrument for the purposes therein contained and who further acknowledged that they are the ___________________ and __________________ respectively of IDI (Tennessee),
Inc., a Georgia corporation and sole general partner of Industrial Developments International (Tennessee), L.P., a Georgia limited partnership (the "Landlord"), and are authorized by IDI (Tennessee), Inc. as sole general partner of the Landlord to execute this instrument on behalf of the Landlord.

         Witness my hand, at office, this ____ day of ___________, 1999.

                                    NOTARY PUBLIC

                                    [AFFIX NOTARIAL SEAL]

My Commission Expires:

_____________________________



                                         MORTGAGEE:
                                         ---------


                                         BANK OF AMERICA, N.A., formerly known
                                         as NationsBank, N.A.


                                         By:
                                              Name:
                                              Title:

                                                           [BANK SEAL]




STATE OF ____________

COUNTY OF _________

         Personally appeared before me, ________________, a Notary Public in and for the said State and County duly commissioned and qualified, ___________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged that _____________________ executed the within instrument for the purposes therein contained and who further acknowledged that _________________ is the ________________ of Bank of America, N.A., formerly known as NationsBank, N.A. (the "Mortgagee"), and is authorized by the Mortgagee to execute this instrument on behalf of the Mortgagee.

         Witness my hand, at office, this ____ day of ___________, 1999.

                                    NOTARY PUBLIC

                                    [AFFIX NOTARIAL SEAL]

My Commission Expires:

ADDRESS OF TENANT:
-----------------

barnesandnoble.com llc
76 Ninth Avenue
New York, New York 10011
Attn: William Duffy

ADDRESS OF LANDLORD:
-------------------

Industrial Developments International (Tennessee), L.P.
c/o Industrial Developments International, Inc.
3424 Peachtree Road, N.E., Suite 1500
Atlanta, Georgia  30326
Attn:  Vice President - Operations


ADDRESS OF MORTGAGEE:
--------------------

NationsBank, N.A.
NationsBank Plaza - Sixth Floor
600 Peachtree Street, N.E.
Atlanta, Georgia  30308
Attention:  Real Estate Banking Group